UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21913

DundeeWealth Funds
(Exact name of registrant as specified in charter)

1160 West Swedesford Road, Suite 140 Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Peter Moran DundeeWealth US, LP 1160 West Swedesford Road, Suite 140 Berwyn, PA 19312
(Name and address of agent for service)

Registrant’s telephone number, including area code:		610-854-0900

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2010

EXPLANATORY NOTE: The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2010, originally filed with the Securities and Exchange Commission on December 9, 2010 (Accession Number 0001104659-10-061906), to correct certain benchmark information shown in the “Growth of a $10,000 investment since Fund inception” graphs for the Dynamic Infrastructure, Dynamic Contrarian Advantage, Dynamic Discovery, Dynamic U.S. Growth, JOHCM International Select, Mount Lucas U.S. Focused Equity and Smith Group Large Cap Core Growth Funds in the respective Annual Reports.  Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

September 30, 2010

Dynamic Infrastructure Fund

Dynamic Contrarian Advantage Fund

Dynamic Discovery Fund

Dynamic Gold & Precious Metals Fund

Dynamic U.S. Growth Fund

Dynamic Energy Income Fund

Dynamic Canadian Value Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

9	Investment Review

15	Schedule of Investments

23	Financial Statements

40	Notes to Financial Statements

51	Report of Independent Registered Public Accounting Firm

52	Board Considerations Regarding Investment Management Agreement

53	Interested and Independent Trustees of the Trust

54	Officers of the Trust

55	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC , Three Canal Plaza, Suite 100, Portland, ME 04101

Dynamic Funds 2010 Annual Report

Letter to Shareholders

September 30, 2010

(Unaudited)

Dear Fellow Shareholder:

In last year's annual shareholder letter, I wrote about the stresses and strains of a recovering economy both domestically and globally. As we look back to the lows in March 2009, the market has once again proved its resiliency. The equity markets are steadily climbing back to the levels achieved in 2008 which has investors in every corner of the world asking a similar question: Where do we go from here? As we embark on what will hopefully be the next economic recovery and sustained bull market, I would like to reference a quote from one of the great investors of our time, Sir John Templeton, who passed away on July 8th 2008.

"Bull Markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria"

This particular insight from Templeton stems from a successful 60-year career as an investor and I believe offers a very timely and accurate context for the current state of the global economy. With little consensus among leading market strategists and a flurry of mixed economic signals, the markets continue to exhibit heightened levels of short-term volatility. Politicians have also jumped in the mix and seized upon the slow recovery to increase the rhetoric which dominates the financial press. Uncertainty and the lack of clear visibility has sidelined many investors from the equity markets, and at the same time, coerced many of them to increase their allocations to fixed income investments.

So, at which stage would Templeton place the current state of today's global economic recovery?

I think he would look at the performance of the economy and volatility of the market over the past twelve months and describe it as a "skeptical recovery". While the U.S. economy is growing, it still faces many challenges: a weak dollar, high unemployment, a suffering real estate market, increased regulatory costs and exploding sovereign debt levels. The European markets have their own host of sovereign debt woes and economic challenges. Canada, Australia, Asia and Latin America continue to be the only economic bright spots.

The chart below highlights the broad market returns for the U.S. and global markets as of September 30, 2010.

Index Name	3 Month	6 Month	YTD	1 Year
S&P 500	11.29%	-1.42%	3.89%	10.16%
Russell 1000	11.55%	-1.21%	4.41%	10.75%
Russell 1000 Growth	13.00%	-0.27%	4.36%	12.65%
Russell 1000 Value	10.13%	-2.14%	4.49%	8.90%
MSCI EAFE	16.53%	0.51%	1.46%	3.71%
MSCI Emerging Markets	18.16%	8.37%	11.02%	20.54%
MSCI AC Asia Pac	13.13%	2.55%	7.27%	9.75%
S&P/TSX Composite	13.56%	2.74%	9.21%	16.19%
Gold (London Fix PM)	5.06%	17.17%	20.18%	31.26%
BarCap Aggregate Bond Treasury	2.73%	7.54%	8.74%	7.32%
BarCap Municipal	3.40%	5.51%	6.83%	5.81%
BarCap US Corporate High Yield	6.71%	6.60%	11.53%	18.44%

As for the DundeeWealth Funds Family, the past twelve months provided many of the investment professionals managing our Funds with the opportunity to deliver strong investment returns relative to index and peer category returns. The current environment will require investors to be prudent in their risk-taking yet opportunistic in their investing. We believe our shareholders are better served by offering a family of funds that provide each of our managers with the autonomy, discretion and latitude to identify compelling investment opportunities and invest in them with high conviction.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to further grow their investment portfolios. To this end, we will continue to broaden our mutual fund offerings. Many of these new strategies will be managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner and collaborate with specialized and highly regarded investment management firms like JO Hambro Capital Management from London, England, Mount Lucas Management Corp. from Newtown, PA and Smith Group Asset Management from Dallas, TX.

We thank you for your confidence throughout the year and look forward to serving your investment needs in the future. For a list of our current fund offerings, please visit our website at www.dundeewealthus.com.

Best Regards,

Peter J. Moran
President
DundeeWealth Funds

Dynamic Funds 2010 Annual Report

Disclosure of Fund Expenses

For the Six Month Period April 1, 2010 to September 30, 2010 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund, and Dynamic Canadian Value Fund (each a "Fund", and collectively, the "Funds"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Funds' costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds had no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expense Ratio(1)	Expenses Paid During the Period 4/01/10 to 9/30/10(2)
Dynamic Infrastructure Fund - Class I
Actual Fund Return	$1,000.00	$1,040.70	1.25%	$6.39
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic Contrarian Advantage Fund - Class I
Actual Fund Return	$1,000.00	$970.10	1.15%	$5.68
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82
Dynamic Discovery Fund - Class I
Actual Fund Return	$1,000.00	$984.10	1.25%	$6.22
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic Gold & Precious Metals - Class I
Actual Fund Return	$1,000.00	$1,368.80	1.25%	$7.42
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic U.S. Growth Fund - Class I
Actual Fund Return	$1,000.00	$1,206.50	0.95%	$5.25
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81
Dynamic Energy Income Fund - Class I
Actual Fund Return	$1,000.00	$1,015.80	1.15%	$5.81
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82

(1)  Annualized, based on the Funds' expenses for the period.

(2)  Expenses are equal to the Funds' annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

Dynamic Funds 2010 Annual Report

Performance

Dynamic Infrastructure Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	13.54%
Since Inception (4/01/09)	28.13%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P Global Infrastructure Index consists of 75 companies from around the world that represent the listed infrastructure universe. In order to create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 1.25%.

In the Fund's current prospectus, the Fund's gross expense ratio is 31.45%.

Dynamic Funds 2010 Annual Report

Performance

Dynamic Contrarian Advantage Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	8.95%
Since Inception (4/02/09)	17.75%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 2, 2009.

The Fund seeks to invest in dividend-paying companies. There can be no assurance that companies will continue to pay or increase its dividends. The Fund may also invest internationally which involves special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 1.15%.

In the Fund's current prospectus, the Fund's gross expense ratio is 34.14%.

Dynamic Funds 2010 Annual Report

Performance

Dynamic Discovery Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	13.33%
Since Inception (4/02/09)	23.71%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 2, 2009.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 1.25%.

In the Fund's current prospectus, the Fund's gross expense ratio is 33.78%.

Dynamic Funds 2010 Annual Report

Performance

Dynamic Gold & Precious Metals Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	72.84%
Since Inception (4/01/09)	72.95%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P/TSX Global Gold Index is designed to provide an investable index of global gold securities. Eligible Securities are classified under the Global Industry Classification Standard (GICS®) Code 15104030 which includes producers of gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 1.25%

In the Fund's current prospectus, the Fund's gross expense ratio is 31.36%.

Dynamic Funds 2010 Annual Report

Performance

Dynamic U.S. Growth Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	49.82%
Since Inception (4/01/09)	50.53%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 0.95%

In the Fund's current prospectus, the Fund's gross expense ratio is 30.21%.

Dynamic Funds 2010 Annual Report

Performance

Dynamic Energy Income Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	20.94%
Since Inception (8/18/09)	30.14%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on August 14, 2009, the Fund began investing consistent with its investment objective on August 18, 2009.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

S&P/TSX Capped Energy Trust Index is a subset of the broad-based S&P/TSX Capped Income Trust Index maintained by the S&P/TSX Canadian Index Policy Committee. Only larger Canadian income trusts listed on the Toronto Stock Exchange that meet certain criteria and are within the appropriate Global Industry Classification Standard are included in the Index. Individual constituent energy income trusts will have their relative weights capped at 25% of the S&P/TSX Capped Energy Trust Index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 1.15%.

In the Fund's current prospectus, the Fund's gross expense ratio is 49.80%.

Dynamic Funds 2010 Annual Report

Investment Review

Dynamic Infrastructure Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Infrastructure Fund invests in a diversified portfolio of publicly-traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are companies involved in the building and maintenance of these assets. This approach is designed to create a portfolio with a balance between the income producing characteristics associated with direct infrastructure investment, and the growth opportunities associated with companies participating in infrastructure related activities in both emerging and developed countries.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 13.54% versus the S&P Global Infrastructure Index return of 6.91% for the same period. Since the inception of the Fund on April 1, 2009 through the period ended September 30, 2010, the Fund returned 28.13%, versus a return of 31.13% achieved by the S&P Global Infrastructure Index.

The Fund's outperformance for the fiscal year was driven by both positive allocation effect at the country level and strong stock selection. Overweight positions in Canada and the U.S. were positive contributors to relative performance versus the Fund's benchmark. The Fund also benefited from strong stock selection in Canada, the U.S. and Italy. The largest contributors to positive relative performance included Seacliff Construction Corp., Northeast Utilities, ITC Holdings Corp., and Questar Corp. The Fund also benefited from an underweight position in E.ON AG, which performed poorly in the benchmark. The largest detractor from the Fund's relative performance during the fiscal year was its defensive cash position. The Fund manager believes this cash position is prudent to protect capital, given the higher levels of recent market volatility, and it will allow the manager to take advantage of opportunities as they are uncovered through the Fund's investment process.

The investment approach of the Fund is committed to maintaining a balance between the investment in both income-producing and growth-oriented infrastructure assets across the world. The Fund maintains most of its holdings in the Industrials, Utilities, and Energy sectors which are also the primary sectors represented by the benchmark's holdings. As noted above, the Fund also held a higher defensive cash position which will allow the manager to take advantage of opportunities as they are uncovered through the Fund's investment process. Additionally, the Fund was biased towards companies located in Canada, the U.K. and the U.S.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Dynamic Funds 2010 Annual Report

Investment Review

Dynamic Contrarian Advantage Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Contrarian Advantage Fund seeks to capitalize on dividend growth as a strong indicator of future stock price performance. The Fund's management team uses dividend policy as a measure of a company's financial strength. The portfolio manager screens a broad universe to identify well-managed companies capable of initiating or increasing their dividends and invests in those companies that trade below their intrinsic value. This Fund is not managed to generate current income, instead it focuses on businesses with growing cash flows to deliver capital appreciation.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 8.95% versus the MSCI World Index return of 7.31% for the same period. Since the inception of the Fund on April 2, 2009 through the period ended September 30, 2010, the Fund returned 17.75%, versus a return of 27.72% achieved by the MSCI World Index.

The Fund's outperformance during the period is almost entirely attributable to positive stock selection. The stock selection effect was particularly strong in the Financials, Industrials and the Information Technology sectors and in the countries of Switzerland, the U.S. and Italy. The top five individual contributors to the Fund's relative performance were Atlas Copco AB, Norfolk Southern Corp., Sulzer AG, Brookfield Properties Corp. and Simon Property Group Inc. The Fund also benefited from an underweight position in the Financials sector relative to its benchmark. Relative performance was challenged by the Fund's defensive cash position and individual holdings such as Suncor Energy Inc., Baxter International Inc. and Atlantia S.p.A.

The Fund is committed to an investment approach that pays close attention to a company's dividend policy and invests in companies that exhibit strong financial strength, growing cash flows, and attractive valuations. At the end of the fiscal year, the Fund was overweight in the Industrials, Consumer Staples, and Consumer Discretionary sectors and underweight in Health Care, Materials and the Information Technology sectors versus its benchmark. At the country level, the Fund was overweight Italy, Canada, Israel and Switzerland and significantly underweight (zero) in the U.K. and Japan relative to the MSCI World Index.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Dynamic Funds 2010 Annual Report

Investment Review

Dynamic Discovery Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Discovery Fund invests primarily in equity securities of U.S. and foreign companies. The Fund may invest the majority of its assets in equity securities of small capitalization companies. Investment analysis for the Fund follows a bottom-up approach, which emphasizes careful company specific analysis. Using a value investment approach, the Fund invests in companies that represent good value based on current stock price relative to the company's intrinsic value.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 13.33% versus the MSCI World Index return of 7.31% for the same period. Since the inception of the Fund on April 2, 2009 through the period ended September 30, 2010, the Fund returned 23.71%, versus a return of 27.72% achieved by the MSCI World Index.

The Fund's performance was helped by positive stock selection within the Industrials sector and also by several strong performing companies in Switzerland, the U.K. and Austria. Allocation effect was also positive as a result of an underweight position (zero) in Japan. The top five individual contributors to the Fund's relative performance were Weir Group PLC, Schweiter Technologies AG, Globe Specialty Metals Inc., Schindler-Hldg AG Ptg and Andritz AG. The primary drag on relative performance during the period was the Fund's cash position, which was held for defensive purposes, and individual holdings such as Newron Pharmaceuticals S.p.A., National Oilwell Varco Inc and Charles River Laboratories International Inc.

The opportunistic and global orientation of the Fund's investment process continues to identify opportunities across many different sectors and countries within the market. With slow but steady improvements in the global economy, the Fund manager continues to see investment opportunities within the Industrials sector and has recently increased the Fund's exposure to actively participate in this positive trend. From a country perspective, the manager believes that U.S. based stocks appear to be out of favor and inexpensive. The European stock market is also viewed by the manager to represent attractive value and the Fund will continue to take advantage of this by using its cash position to invest selectively in these markets.

At the end of the fiscal year, the Fund was significantly overweight in the Industrials sector versus the benchmark. The Fund remains positioned with a significant underweight positions in Health Care and the Financials sectors, in addition to moderate underweight positions (zero) in Telecommunications Services and the Utilities sectors versus the benchmark. The Fund also carried larger positions in Israel, Switzerland, and France and underweight positions in the U.S. and Japan (zero) relative to the benchmark.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Dynamic Funds 2010 Annual Report

Investment Review

Dynamic Gold & Precious Metals Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Gold & Precious Metals Fund invests in securities of companies that are engaged primarily in activities related to gold and various precious metals. The Fund may also invest directly in gold and various precious metals in the form of bullion, coins or storage receipts. Gold has been used as a store of wealth and medium of exchange for thousands of years. It is an essential part of the foreign exchange reserves of almost every nation, and may be a valuable component of an investor's portfolio. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 72.84% versus the S&P/TSX Global Gold Index return of 26.01% for the same period. Since the inception of the Fund on April 1, 2009 through the period ended September 30, 2010, the Fund returned 72.95%, versus a return of 25.86% achieved by the S&P/TSX Global Gold Index.

The price of gold and gold equity investments advanced markedly during the last twelve months as global investors continue to worry about sovereign debt problems, the continued growth in global money supply and U.S. dollar weakness. The rally in the gold price and the related rise in gold mining equities made for exceptionally strong investment performance in the Fund.

Stock selection and the Fund's exposure to the smaller-cap gold exploration companies were the primary drivers of outperformance relative to its benchmark. The Fund invested in a number of stocks that were up more than 100% during the period as new gold discoveries and M&A activity bid up many stock prices within the gold mining sector. In early September, Goldcorp Inc. announced that it would buy its Australian rival, Andean Resources Ltd., for approximately $3.4 billion in cash and stock. This announcement was in response to a competitive bid that was made just several hours earlier on the same day by Eldorado Gold Corp. Shortly after the announcement was made, the shares of Andean Resources traded up sharply as the offer from Goldcorp represented a significant premium to Andean's current market value. The five largest contributors to the Fund's performance were Andean Resources Ltd., Rainy River Resources Ltd., Red Back Mining Inc., Brett Resources Inc. and Premier Gold Mines Ltd.

The Fund's performance was negatively impacted by several underperforming stocks such as Kinross Gold Corp., Riverstone Resources Inc., and Agnico-Eagle Mines Ltd. The Fund's relative performance was also negatively impacted by an underweight position in Newmont Mining Corp which is a large position in the benchmark that performed well during the fiscal year.

The Fund continues to display high conviction by owning less than forty stocks and concentrating more than half of the Fund's weight in its top ten holdings. The Fund also remains focused on identifying the best investment opportunities among both mid and large gold production companies, as well as across smaller capitalization companies that are focused on the exploration and development of gold and precious metals.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Dynamic Funds 2010 Annual Report

Investment Review

Dynamic U.S. Growth Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic U.S. Growth Fund seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group. A bottom-up approach is employed to construct a portfolio of the fastest-growing companies in the U.S. economy. A focus on real earnings growth is used to build a strong foundation for the portfolio. This portfolio employs an active trading strategy designed to capture added value as these stocks fluctuate through their individual cycles of growth and earnings period announcements.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 49.82% versus the Russell 1000 Growth Index return of 12.65% for the same period. Since the inception of the Fund on April 1, 2009 through the period ended September 30, 2010, the Fund returned 50.53%, versus a return of 29.54% achieved by the Russell 1000 Growth Index.

The Fund's strong outperformance was almost entirely driven by stock selection in both the Information Technology and Consumer Discretionary sectors. The top five contributors to performance included F5 Networks Inc., VMware Inc., Netflix Inc., Priceline.com Inc. and Cree Inc. The Fund's performance was negatively impacted at the sector level by its lack of investment in the Industrials sector which was a strong performing sector in the benchmark during the period. At the individual stock level, the largest detractors from the Fund's performance during the quarter were Solar Winds Inc., Thoratec Corp., Aeropostale Inc. and Whole Foods Market Inc.

The Fund's manager continues to see investment opportunity at the individual stock level, especially across companies that are positioned to benefit from positive trends within the "cloud computing" and virtualization marketplace. Cloud computing is a term used to describe the ability for applications and data to reside on Internet-hosted networks as opposed to onsite servers. The 'cloud' (or Internet) allows users to access their data and applications with most Internet-enabled devices. By utilizing a web-based platform, companies can achieve huge cost savings relative to the cost of buying and servicing onsite software. Additionally, cloud computing provides more flexibility to cancel or make changes to companies' technology infrastructure. The 'cloud' is still a relatively untapped market as most corporations maintain their IT functions onsite. But as more companies look for cost savings and ways to be more productive without taking on new capital spending, cloud computing companies like Salesforce.com Inc. are well positioned to benefit from this secular shift in the IT marketplace. Salesforce.com Inc. provides customer relationship management software that is delivered to subscribers through a standard Internet browser.

The Fund's manager also continues to find compelling growth investment opportunities in the Consumer Discretionary sector, such as Priceline.com Inc. Priceline.com Inc. has capitalized on the changing spending patterns of the global consumer. The Internet and other web-based tools have empowered consumers to be more selective and cost-conscious when they purchase goods. Priceline.com Inc.'s strong international presence and online booking hotel business has enabled the company to grow their revenues substantially in recent years. The company's ability to capture and retain consumers throughout the difficult economic environment in 2008 was a testament to the company's effective execution and the scalability of their business model.

The Fund's manager will continue to take advantage of growth opportunities such as the ones mentioned previously through an actively-managed, concentrated, high conviction investment approach. The manager also believes that investors will continue to pay for companies that provide strong fundamental revenue and earnings growth and remains optimistic about the Fund's current positioning.

At the end of the fiscal year, the Fund maintained a large concentration in the Information Technology sector and remained overweight in both the Consumer Discretionary and the Health Care sectors. The portfolio is also selectively invested in the Consumer Staples sector. Conversely, the Fund was not invested in the Energy, Industrials, Materials, Financials, Telecommunication Services or the Utilities sectors.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Dynamic Funds 2010 Annual Report

Investment Review

Dynamic Energy Income Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction portfolios in nearly all markets around the world.

The Dynamic Energy Income Fund is an actively managed portfolio of equity securities of U.S. and foreign companies that primarily operate in the exploration, development, production and/or sale of oil, natural gas and other commodities. The Fund may also invest in companies involved in the development and distribution of power and water resources and/or the development of energy pipelines. The Fund invests primarily in Canadian securities and seeks to capitalize on the increasingly important role that Canada is expected to play in the future demand for oil and natural gas.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 20.94% versus the S&P/TSX Capped Energy Trust Index return of 26.81% for the same period. Since the inception of the Fund on August 18, 2009 through the period ended September 30, 2010, the Fund returned 30.14%, versus a return of 40.93% achieved by the S&P/TSX Capped Energy Trust Index.

The energy markets were mixed during the last twelve months as crude oil prices remained mostly in a trading range and natural gas prices declined. Stock selection continues to be the primary driver of Fund performance relative to the benchmark. The Fund benefited from positive investment results from its holdings and also by avoiding (or underweighting) several poorly performing stocks that were highly concentrated positions within the Fund's benchmark. The Fund's performance was specifically helped by investment in companies such as Northland Power Income Fund, Baytex Energy Trust, Pengrowth Energy Trust and Vermillion Energy Corp. Additionally, an underweight position in Canadian Oil Sands Trust contributed to the Fund's relative performance as this stock lagged within the benchmark.

The Fund's largest detractors from relative performance included Diamond Offshore Drilling Inc. and underweight positions (zero) in Penn West Energy Trust and Harvest Energy Trust, which both performed well throughout the last twelve months. Relative performance was also hurt because the Fund is prohibited from investing in Inter Pipeline Fund which was a sizable weight in the benchmark and a strong performer during the period.

Currency impact had a nominal effect on the Fund's performance, as the U.S. dollar traded mostly in-line with the Canadian dollar throughout the past year. A defensive cash balance in the Fund was also a drag on relative performance. The Fund's manager maintained this cash position during the quarter to protect capital, given the higher levels of recent market volatility and to provide the flexibility to take advantage of new investment opportunities as they are uncovered through the Fund's investment process.

The Canadian energy sector is nearing the end of the final year of the corporate tax exemption for Canadian energy income trusts. The Fund manager believes that this upcoming transition will provide the Fund with a unique opportunity to apply its actively managed investment process to identify and invest in those companies that have quality assets, superior financial strength and the ability to maintain above-average income generation for shareholders in the long-term. The Fund remains committed to investing in what the manager believes are the most attractive opportunities in this unique segment of the global energy market.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Dynamic Funds 2010 Annual Report

Schedule of Investments

Dynamic Infrastructure Fund

September 30, 2010

	Number of Shares/Units	Market Value
COMMON STOCKS - 86.8%
Australia - 3.3%
Transurban Group †	5,004	$24,060
Austria - 1.9%
Andritz AG †	200	14,051
Canada - 28.0%
Algonquin Power & Utilities Corp. (a) †	3,600	16,025
Bird Construction Income Fund (a) †	200	7,291
Brookfield Renewable Power Fund (a) †	1,000	20,255
Emera, Inc. †	100	2,876
Enbridge, Inc. †	277	14,508
Genivar Income Fund (a) †	500	13,621
Innergex Renewable Energy, Inc. †	2,460	22,594
Inter Pipeline Fund, Class A (a) †	927	12,352
Keyera Facilities Income Fund (a) †	302	9,243
Northland Power Income Fund (a) †	1,110	16,743
SNC-Lavalin Group, Inc. †	700	35,786
The Churchill Corp., Class A * †	800	16,157
TransCanada Corp. †	415	15,396
		202,847
France - 4.3%
Aeroports de Paris †	250	20,409
Eutelsat Communications †	280	10,694
		31,103
Italy - 8.5%
Atlantia SpA †	1,260	26,145
Terna - Rete Elettrica Nazionale SpA †	8,300	35,295
		61,440
Luxembourg - 3.5%
SES SA †	1,050	25,255
Switzerland - 0.9%
ABB, Ltd. †	300	6,330
United Kingdom - 9.9%
National Grid plc †	4,014	34,074
Severn Trent plc †	1,000	20,607
United Utilities Group plc †	1,900	17,112
		71,793
United States - 26.5%
American Tower Corp., Class A*	450	23,067
ITC Holdings Corp.	500	31,125
Northeast Utilities	1,300	38,441
NSTAR	550	21,642
Southern Co.	1,000	37,240
The Williams Cos., Inc.	800	15,288
Wisconsin Energy Corp.	450	26,010
		192,813
Total Common Stocks (Cost $543,621)		629,692

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 13.3%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$96,104	$96,104
Total Short-Term Investments (Cost $96,104)		96,104
Total Investments - 100.1% (Cost $639,725)***		725,796
Forward Foreign Exchange Contracts - (1.1)% (Unrealized depreciation)		(7,980)
Other Assets Less Liabilities - 1.0%		7,357
NET ASSETS - 100.0%		$725,173

Forward Foreign Exchange Contracts as of 9/30/10 were as follows:

Long Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ Depreciation
CAD	25,841	USD	25,021	11/24/10	$62
CHF	2,500	USD	2,564	11/24/10	(19)
EUR	15,000	USD	20,459	11/24/10	(19)
GBP	18,200	USD	28,705	11/24/10	(126)
Total Unrealized Appreciation/Depreciation					$(102)
Short Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Depreciation
USD	124,349	CAD	128,741	11/24/10	$(618)
USD	5,521	CHF	5,620	11/24/10	(201)
USD	80,818	EUR	63,500	11/24/10	(5,711)
USD	63,503	GBP	41,300	11/24/10	(1,348)
Total Unrealized Depreciation					$(7,878)

†  Fair valued security. The aggregate value of fair valued securities is $436,879 comprising 60.24% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

(a)  Denoted in units.

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Bristish Pound

USD  United States Dollar

*  Non-income producing security.

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $639,537 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$90,389
Gross unrealized depreciation	(4,130)
Net unrealized appreciation	$86,259
Sector Allocation (Unaudited)	% of Net Assets
Utilities	46.9%
Industrials	22.6
Energy	9.2
Consumer Discretionary	4.9
Telecommunication Services	3.2
Cash and other	13.2
100.0%

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Schedule of Investments

Dynamic Contrarian Advantage Fund

September 30, 2010

	Number of Shares/Units	Market Value
COMMON STOCKS - 87.0%
Canada - 13.1%
Bank of Nova Scotia	680	$36,244
Baytex Energy Trust (a) †	600	21,734
Central Fund of Canada, Ltd., Class A	2,060	34,217
		92,195
France - 2.1%
Unibail-Rodamco SE †	65	14,453
Ireland - 1.9%
Accenture plc, Class A	315	13,384
Israel - 6.0%
Bezeq Israeli Telecommunication Corp., Ltd. †	5,600	13,981
Mizrahi Tefahot Bank, Ltd. †	1,600	14,830
Teva Pharmaceutical Industries, Ltd. ADR	255	13,451
		42,262
Italy - 10.1%
Atlantia SpA †	970	20,127
Davide Campari - Milano SpA †	4,855	29,054
Terna - Rete Elettrica Nazionale SpA †	5,170	21,985
		71,166
Sweden - 4.2%
Atlas Copco AB, Class A †	1,515	29,299
Switzerland - 8.2%
Nestle SA †	645	34,376
Sulzer AG †	200	23,219
		57,595
United States - 41.4%
Altria Group, Inc.	600	14,412
Boston Properties, Inc.	165	13,715
Comcast Corp., Class A	1,790	32,363
Digital Realty Trust, Inc.	225	13,882
Emerson Electric Co.	535	28,173
Family Dollar Stores, Inc.	680	30,029
Microsoft Corp.	510	12,490
NIKE, Inc., Class B	380	30,453
Norfolk Southern Corp.	335	19,936
Occidental Petroleum Corp.	340	26,622
Oracle Corp.	535	14,365
Philip Morris International, Inc.	285	15,966
Simon Property Group, Inc.	190	17,621
Southern Co.	550	20,482
		290,509
Total Common Stocks (Cost $542,951)		610,863

	Number of Contracts	Expiration Date/ Exercise Price	Market Value
PUT OPTIONS PURCHASED - 0.5%
SPDR S&P 500 ETF Trust	8	Dec.2010/$105	$1,752
PowerShares QQQ	16	Jan.2011/$42	1,472
Total Put Options Purchased (Cost $9,469)			3,224

	Principal Amount
SHORT-TERM INVESTMENTS - 12.7%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$89,067	89,067
Total Short-Term Investments (Cost $89,067)		89,067
Total Investments - 100.2% (Cost $641,487)***		703,154
Put Options Written - (0.1)% (Premiums received $2,577)		(448)
Forward Foreign Exchange Contracts - (0.7)% (Unrealized depreciation)		(5,187)
Other Assets Less Liabilities - 0.6%		4,297
NET ASSETS - 100.0%		$701,816

Put Options Written as of 9/30/10 were as follows:

Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
8	SPDR S&P 500 ETF Trust	Dec.2010/$80	$192
16	PowerShares QQQ	Jan.2011/$33	256
Total (Premiums received $2,577)			$448

Forward Foreign Exchange Contracts as of 9/30/10 were as follows:

Long Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
ILS	16,000	USD	4,196	10/06/10	$197
Total Unrealized Appreciation					$197

Short Forward

Currency Purchased		Currency Sold		Settlement Date	Unrealized Depreciation
USD	13,395	CHF	13,900	10/06/10	$(751)
USD	32,035	EUR	25,000	10/06/10	(2,045)
USD	22,772	ILS	86,500	10/06/10	(974)
USD	17,744	SEK	130,500	10/06/10	(1,614)
Total Unrealized Depreciation					$(5,384)

†  Fair valued security. The aggregate value of fair valued securities is $223,058 comprising 31.78% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

(a)  Denoted in units.

Dynamic Funds 2010 Annual Report

Schedule of Investments
(Continued)

Dynamic Contrarian Advantage Fund

September 30, 2010

ADR  American Depositary Receipt.

CHF  Swiss Franc

EUR  Euro

ILS  Israeli New Sheqel

SEK  Swedish Krona

USD  United States Dollar

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $641,480 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$70,764
Gross unrealized depreciation	(9,090)
Net unrealized appreciation	$61,674
Sector Allocation (Unaudited)	% of Net Assets
Financial	20.7%
Industrials	17.2
Consumer Staples	13.4
Consumer Discretionary	13.2
Energy	6.9
Utilities	6.0
Information Technology	5.7
Telecommunication Services	2.0
Health Care	1.9
Cash and other	13.0
100.0%

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Schedule of Investments

Dynamic Discovery Fund

September 30, 2010

	Number of Shares	Market Value
COMMON STOCKS - 67.7%
Austria - 3.4%
Andritz AG †	405	$28,453
Canada - 8.2%
Bank of Nova Scotia	680	36,244
Central Fund of Canada, Ltd., Class A	2,020	33,552
		69,796
France - 9.8%
JC Decaux SA †	825	21,792
Pernod Ricard SA †	380	31,791
Vallourec SA †	305	30,350
		83,933
Germany - 2.5%
Wincor Nixdorf AG †	330	21,528
Israel - 10.0%
Frutarom Industries, Ltd. †	2,700	26,735
NICE Systems, Ltd.* †	725	22,367
Strauss Group, Ltd. †	1,500	22,371
Teva Pharmaceutical Industries, Ltd. ADR	260	13,715
		85,188
Italy - 2.6%
Bulgari SpA †	2,400	21,781
Switzerland - 11.9%
Rieter Holding AG †	75	21,560
Schindler Holding AG, Participation Certificates †	240	25,756
Schweiter Technologies AG †	80	54,203
		101,519
United Kingdom - 8.5%
British American Tobacco plc †	925	34,559
The Weir Group plc †	1,700	38,094
		72,653
United States - 10.8%
Dresser-Rand Group, Inc.*	555	20,474
Globe Specialty Metals, Inc.	2,200	30,888
Occidental Petroleum Corp.	340	26,622
Oracle Corp.	530	14,231
		92,215
Total Common Stocks (Cost $444,434)		577,066
WARRANTS - 0.3%
Canada - 0.3%
Kinross Gold Corp., Expire 9/03/2013*	1,050	2,908
Total Warrants (Cost $4,292)		2,908

	Number of Contracts	Expiration Date/ Exercise Price	Market Value
PUT OPTIONS PURCHASED - 0.4%
SPDR S&P 500 ETF Trust	8	Dec.2010/$105	$1,752
PowerShares QQQ	16	Jan.2011/$42	1,472
Total Put Options Purchased (Cost $9,379)			3,224

	Principal Amount
SHORT-TERM INVESTMENTS - 31.6%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$269,646	269,646
Total Short-Term Investments (Cost $269,646)		269,646
Total Investments - 100.0% (Cost $727,751)***		852,844
Put Options Written - (0.1)% (Premiums received $2,538)		(448)
Forward Foreign Exchange Contracts - (0.8)% (Unrealized depreciation)		(7,173)
Other Assets Less Liabilities - 0.9%		7,574
NET ASSETS - 100.0%		$852,797

Put Options Written as of 9/30/10 were as follows:

Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
8	SPDR S&P 500 ETF Trust	Dec.2010/$80	$192
16	PowerShares QQQ	Jan.2011/$33	256
Total (Premiums received $2,538)			$448

Forward Foreign Exchange Contracts as of 9/30/10 were as follows:

Short Forward

Currency Purchased		Currency Sold		Settlement Date	Unrealized Depreciation
USD	573	CAD	600	10/06/10	$(10)
USD	22,933	CHF	24,000	10/06/10	(1,492)
USD	55,913	EUR	43,500	10/06/10	(3,386)
USD	35,822	GBP	23,000	10/06/10	(307)
USD	46,610	ILS	177,000	10/06/10	(1,978)
Total Unrealized Depreciation					$(7,173)

†  Fair valued security. The aggregate value of fair valued securities is $401,340 comprising 47.06% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

ADR  American Depositary Receipt.

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Bristish Pound

ILS  Israeli New Sheqel

USD  United States Dollar

*  Non-income producing security.

**  Current yield as of September 30, 2010.

Dynamic Funds 2010 Annual Report

Schedule of Investments
(Continued)

Dynamic Discovery Fund

September 30, 2010

***  Aggregate tax cost is $727,817 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$135,783
Gross unrealized depreciation	(10,756)
Net unrealized appreciation	$125,027
Sector Allocation (Unaudited)	% of Net Assets
Industrials	20.8%
Consumer Staples	10.4
Financial	8.2
Consumer Discretionary	7.6
Materials	7.1
Information Technology	6.8
Energy	5.5
Health Care	1.6
Cash and other	32.0
100.0%

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Schedule of Investments

Dynamic Gold and Precious Metals Fund

September 30, 2010

	Number of Shares	Market Value
COMMON STOCKS - 82.4%
Australia - 17.0%
Ampella Mining, Ltd.* †	279,564	$706,049
Andean Resources, Ltd.* †	67,500	410,025
Azumah Resources, Ltd.* †	600,000	368,272
Gryphon Minerals, Ltd.* †	202,333	283,516
Intrepid Mines, Ltd.* †	100,000	120,517
Magma Metals, Ltd.* †	14,000	9,389
Mariana Resources, Ltd.* †	34,000	22,971
Papillon Resources, Ltd.* †	818,486	310,880
Perseus Mining, Ltd.* †	400,000	1,113,446
		3,345,065
Canada - 60.0%
Agnico-Eagle Mines, Ltd.	11,800	838,154
Alamos Gold, Inc. †	41,000	698,941
ATAC Resources, Ltd.* †	80,000	466,518
Aurizon Mines, Ltd.* †	129,000	890,174
Barrick Gold Corp.	9,000	416,610
Creso Exploration, Inc.* †	203,500	168,116
Dalradian Resources, Inc.* †	60,000	145,787
Eldorado Gold Corp.	31,000	573,190
Goldcorp, Inc.	6,000	261,120
Keegan Resources, Inc.* †	57,300	436,057
Kinross Gold Corp. †	21,336	400,218
Kinross Gold Corp.	60,000	1,127,400
Levon Resources, Ltd.* †	3,000	3,149
Magellan Minerals, Ltd.* †	50,000	54,427
Northern Superior Resources, Inc.* †	110,600	45,147
Osisko Mining Corp.* †	107,120	1,525,229
PMI Gold Corp.* †	57,500	17,324
Premier Gold Mines, Ltd.* †	125,000	688,842
Premium Exploration, Inc.* †	177,500	82,807
Richfield Ventures Corp.* †	250,000	680,338
Riverstone Resources, Inc.* †	75,000	55,399
Romarco Minerals, Inc.* †	56,000	122,461
Sabina Gold & Silver Corp.* †	135,000	620,614
San Gold Corp.* †	400,000	1,271,261
Strategic Metals, Ltd. * †	14,300	20,848
StrikePoint Gold, Inc.* †	37,000	11,867
Unigold, Inc.* †	225,000	38,269
Volta Resources, Inc.* †	78,000	134,940
		11,795,207
United States - 5.4%
Allied Nevada Gold Corp.* †	40,000	1,057,051
Total Common Stocks (Cost $14,469,726)		16,197,323
WARRANTS - 0.0%
Canada - 0.0%
Kinross Gold Corp., Class D, expire 09/17/2014 *	1,320	5,645
Total Warrants (Cost $6,291)		5,645

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 15.1%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$2,976,895	$2,976,895
Total Short-Term Investments (Cost $2,976,895)		2,976,895
Total Investments - 97.5% (Cost $17,452,912)***		19,179,863
Other Assets Less Liabilities - 2.5%		491,769
NET ASSETS - 100.0%		$19,671,632

†  Fair valued security. The aggregate value of fair valued securities is $12,980,849 comprising 65.99% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

*  Non-income producing security.

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $17,558,717 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,907,748
Gross unrealized depreciation	(286,602)
Net unrealized appreciation	$1,621,146
Sector Allocation (Unaudited)	% of Net Assets
Materials	82.4%
Cash and other	17.6
100.0%

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Schedule of Investments

Dynamic U.S. Growth Fund

September 30, 2010

	Number of Shares	Market Value
COMMON STOCKS - 84.1%
Consumer Discretionary - 19.6%
Chipotle Mexican Grill, Inc.*	2,700	$464,400
Las Vegas Sands Corp.*	13,600	473,960
priceline.com, Inc.*	1,200	418,008
Tractor Supply Co.	7,500	297,450
Under Armour, Inc., Class A*	8,200	369,328
		2,023,146
Consumer Staples - 2.6%
Whole Foods Market, Inc.*	7,300	270,903
Health Care - 12.4%
Allergan, Inc.	4,400	292,732
Hill-Rom Holdings, Inc.	8,200	294,298
HMS Holdings Corp.*	4,700	277,018
Illumina, Inc.*	8,500	418,200
		1,282,248
Information Technology - 49.5%
Acme Packet, Inc.*	10,600	402,164
Apple, Inc.*	2,700	766,125
Aruba Networks, Inc.*	17,200	367,048
F5 Networks, Inc.*	3,900	404,859
First Solar, Inc.*	1,700	250,495
Informatica Corp.*	10,000	384,100
Isilon Systems, Inc.*	12,100	269,588
NetApp, Inc.*	9,700	482,963
Red Hat, Inc.*	10,000	410,000
Riverbed Technology, Inc.*	8,300	378,314
Rovi Corp.*	5,700	287,337
Salesforce.com, Inc.*	2,000	223,600
VMware, Inc., Class A*	5,600	475,664
		5,102,257
Total Common Stocks (Cost $7,390,176)		8,678,554
	Principal Amount
SHORT-TERM INVESTMENTS - 9.4%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$974,619	974,619
Total Short-Term Investments (Cost $974,619)		974,619
Total Investments - 93.5% (Cost $8,364,795)***		9,653,173
Other Assets Less Liabilities - 6.5%		665,422
NET ASSETS - 100.0%		$10,318,595

*  Non-income producing security.

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $8,381,537 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,303,696
Gross unrealized depreciation	(32,060)
Net unrealized appreciation	$1,271,636

Sector Allocation (Unaudited)	% of Net Assets
Information Technology	49.5%
Consumer Discretionary	19.6
Health Care	12.4
Consumer Staples	2.6
Cash and other	15.9
100.0%

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Schedule of Investments

Dynamic Energy Income Fund

September 30, 2010

	Number of Shares/Units	Market Value
COMMON STOCKS - 85.5%
Canada - 85.5%
ARC Energy Trust (a) †	5,000	$99,864
Baytex Energy Trust (a) †	4,918	178,145
Bonavista Energy Trust (a) †	4,614	107,132
Canadian Oil Sands Trust (a) †	4,200	103,928
Crescent Point Energy Corp. †	6,242	229,988
Daylight Energy, Ltd. †	12,300	117,752
Enerplus Resources Fund (a) †	8,144	209,754
Freehold Royalty Trust (a) †	7,109	123,608
Keyera Facilities Income Fund (a) †	2,424	74,188
NAL Oil & Gas Trust (a) †	10,800	121,026
Northland Power Income Fund (a) †	6,539	98,635
Pembina Pipeline Income Fund (a) †	4,700	93,872
Pengrowth Energy Trust (a) †	21,600	238,064
PetroBakken Energy, Ltd., Class A †	5,300	118,837
Peyto Energy Trust (a) †	5,100	77,028
Vermilion Energy, Inc. †	6,228	233,752
Zargon Energy Trust (a) †	6,700	122,357
		2,347,930
Total Common Stocks (Cost $2,178,393)		2,347,930
	Principal Amount
SHORT-TERM INVESTMENTS - 18.7%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$514,766	514,766
Total Short-Term Investments (Cost $514,766)		514,766
Total Investments - 104.2% (Cost $2,693,159)***		2,862,696
Forward Foreign Exchange Contract - 0.1% (Unrealized appreciation)		3,659
Liabilities in Excess of Other Assets - (4.3)%		(119,285)
NET ASSETS - 100.0%		$2,747,070

Forward Foreign Exchange Contracts as of 9/30/10 were as follows:

Short Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
USD	1,071,405	CAD	1,100,000	11/24/10	$3,659
Total Unrealized Appreciation					$3,659

†  Fair valued security. The aggregate value of fair valued securities is $2,347,930 comprising 85.47% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

(a)  Denoted in units.

CAD  Canadian Dollar

USD  United States Dollar

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $2,711,313 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$191,306
Gross unrealized depreciation	(39,923)
Net unrealized appreciation	$151,383

Sector Allocation (Unaudited)	% of Net Assets
Energy	79.2%
Utilities	6.3
Cash and other	14.5
100.0%

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Assets and Liabilities

September 30, 2010

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund
Assets:
Investments, at market value (cost $639,725, $641,487, and $727,751, respectively) (Note 2 and Note 3)	$725,796	$703,154	$852,844
Foreign currency, at value (cost $94)	95	-	-
Unrealized appreciation on forward foreign exchange contracts	62	197	-
Receivable from investment adviser (Note 4)	10,875	12,610	10,945
Dividends and interest receivable	1,001	1,993	752
Other prepaid expenses	6,907	6,903	6,905
Total assets	744,736	724,857	871,446
Liabilities:
Put options written (premiums received $2,577, and $2,538)	-	448	448
Payable for investments purchased	-	5,240	-
Administration and accounting fees payable (Note 5)	3,147	2,987	3,046
Audit fees payable	3,333	3,333	3,333
Chief Compliance Officer fees payable (Note 4)	41	40	39
Custodian fees payable (Note 5)	1,757	2,680	1,657
Transfer agent fees payable (Note 5)	1,745	1,788	1,745
Unrealized depreciation on forward foreign exchange contracts	8,042	5,384	7,173
Other accrued expenses	1,498	1,141	1,208
Total liabilities	19,563	23,041	18,649
Net Assets	$725,173	$701,816	$852,797
Net Assets consist of:
Paid-in capital	$551,855	$573,983	$672,941
Accumulated net investment income	19,473	20,096	17,343
Accumulated net realized gain on investments, options written, futures contracts, and foreign currency transactions	75,747	49,066	42,446
Net unrealized appreciation on investments	86,071	61,667	125,093
Net unrealized appreciation on options written	-	2,129	2,090
Net unrealized depreciation on foreign currency translations	(7,973)	(5,125)	(7,116)
Net Assets	$725,173	$701,816	$852,797
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	56,639	58,403	65,587
Net asset value, offering, and redemption price per share* (Note 2)	$12.80	$12.02	$13.00

*Shares of all the Funds redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Assets and Liabilities
(Continued)

September 30, 2010

	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund	Dynamic Canadian Value Fund
Assets:
Investments, at market value (cost $17,452,912, $8,364,795, and $2,693,159, respectively) (Note 2 and Note 3)	$19,179,863	$9,653,173	$2,862,696	$-
Foreign currency, at value (cost $1,780)	-	-	1,784	-
Cash	-	-	-	300,000
Receivable from investments sold	-	389,190	-	-
Receivable from Fund shares sold	938,358	394,356	60,000	-
Unrealized appreciation on forward foreign exchange contracts	-	-	3,659	-
Receivable from investment adviser (Note 4)	10,167	9,439	9,880	-
Dividends and interest receivable	136	25	9,653	-
Other prepaid expenses	7,280	8,054	8,940	-
Total assets	20,135,804	10,454,237	2,956,612	300,000
Liabilities:
Payable to custodian	4,864	-	-	-
Payable for Fund shares redeemed	401,012	-	-	-
Payable for investments purchased	38,970	122,077	198,024	-
Administration and accounting fees payable (Note 5)	5,201	3,626	3,373	-
Chief Compliance Officer fees payable (Note 4)	683	457	143	-
Custodian fees payable (Note 5)	2,793	1,102	605	-
Transfer agent fees payable (Note 5)	1,871	1,820	1,871	-
Other accrued expenses	8,778	6,560	5,526	-
Total liabilities	464,172	135,642	209,542	-
Net Assets	$19,671,632	$10,318,595	$2,747,070	$300,000
Net Assets consist of:
Paid-in capital	$17,746,144	$8,853,049	$2,559,658	$300,000
Accumulated net investment income (loss)	(60,583)	-	12,130	-
Accumulated net realized gain on investments, gold bullion, options written, and foreign currency transactions	259,281	177,168	2,089	-
Net unrealized appreciation on investments	1,726,951	1,288,378	169,537	-
Net unrealized appreciation/depreciation on foreign currency translations	(161)	-	3,656	-
Net Assets	$19,671,632	$10,318,595	$2,747,070	$300,000
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	904,431	630,580	221,679	30,000
Net asset value, offering, and redemption price per share* (Note 2)	$21.75	$16.36	$12.39	$10.00

*Shares of all the Funds redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Operations

For the Year Ended September 30, 2010

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund
Investment Income:
Dividends (net of foreign withholding taxes of $1,639, $1,260, and $498, respectively)	$17,700	$15,599	$8,638
Interest	25	35	29
Total investment income	17,725	15,634	8,667
Expenses:
Investment advisory fees (Note 4)	6,421	5,788	6,248
Administration and accounting fees (Note 5)	46,351	44,729	45,451
Audit fees	17,483	17,483	17,483
Chief Compliance Officer fees (Note 4)	334	331	323
Custodian fees (Note 5)	11,899	13,817	11,332
Insurance expense	714	665	695
Legal fees	1,998	2,003	1,943
Offering costs (Note 2)	4,128	4,128	4,128
Printing fees	1,219	1,298	1,195
Registration and filing fees	17,991	17,986	17,993
Transfer agent fees (Note 5)	21,530	21,780	21,530
Trustees' fees and expenses (Note 4)	585	831	566
Other	6,253	5,138	5,824
Subtotal	136,906	135,977	134,711
Fees waived and reimbursed by Adviser (Note 4)	(122,047)	(121,737)	(120,079)
Fees waived by Fund's service provider (Note 5)	(6,410)	(6,410)	(6,410)
Net expenses	8,449	7,830	8,222
Net Investment Income	9,276	7,804	445
Realized and Unrealized Gain (Loss) on Investments, Options Written, and Foreign Currency:
Net realized gain on investments	102,812	60,556	54,316
Net realized gain (loss) on options written	305	(469)	(469)
Net realized loss on future contracts	-	(1,756)	(1,756)
Net realized gain on foreign currency	3,613	6,075	10,093
Net realized gain on investments, options written, future contracts, and foreign currency transactions	106,730	64,406	62,184
Net change in unrealized appreciation/depreciation: on investments	(22,897)	(10,943)	23,532
on options written	(20)	2,129	2,090
on foreign currency translations	(6,630)	(5,414)	(6,949)
Net change in unrealized appreciation/depreciation on investments, options written, and foreign currency translations	(29,547)	(14,228)	18,673
Net Realized and Unrealized Gain (Loss) on Investments, Options Written, Future Contracts, and Foreign Currency	77,183	50,178	80,857
Net Increase in Net Assets Resulting from Operations	$86,459	$57,982	$81,302

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Operations
(Continued)

For the Year Ended September 30, 2010

	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $373, $0, and $15,838, respectively)	$2,648	$1,146	$93,452
Interest	206	90	103
Total investment income	2,854	1,236	93,555
Expenses:
Investment advisory fees (Note 4)	26,056	17,349	14,882
Administration and accounting fees (Note 5)	52,130	41,034	47,383
Audit fees	17,483	17,483	17,483
Chief Compliance Officer fees (Note 4)	1,862	1,452	937
Custodian fees (Note 5)	13,894	7,180	4,248
Legal fees	5,551	4,221	3,309
Offering costs (Note 2)	4,128	4,128	23,683
Printing fees	1,623	2,280	2,497
Registration and filing fees	19,279	19,130	20,689
Transfer agent fees (Note 5)	22,094	21,830	22,223
Trustees' fees and expenses (Note 4)	3,839	1,705	1,348
Other	5,800	4,181	4,731
Subtotal	173,739	141,973	163,413
Fees waived and reimbursed by Adviser (Note 4)	(133,044)	(113,588)	(128,725)
Fees waived by Fund's service provider (Note 5)	(6,410)	(6,410)	(16,673)
Net expenses	34,285	21,975	18,015
Net Investment Income (Loss)	(31,431)	(20,739)	75,540
Realized and Unrealized Gain (Loss) on Investments, Gold Bullion, Options Written, and Foreign Currency:
Net realized gain on investments	262,487	233,796	691
Net realized gain on gold bullion	16,100	-	-
Net realized loss on foreign currency	(36,291)	-	(4,291)
Net realized gain (loss) on investments, gold bullion, options written and foreign currency transactions	242,296	233,796	(3,600)
Net change in unrealized appreciation/depreciation: on investments	1,562,503	1,190,155	124,177
on foreign currency translations	(155)	-	3,801
Net change in unrealized appreciation on investments, options written, and foreign currency translations	1,562,348	1,190,155	127,978
Net Realized and Unrealized Gain (Loss) on Investments, Gold Bullion, Options Written, and Foreign Currency	1,804,644	1,423,951	124,378
Net Increase in Net Assets Resulting from Operations	$1,773,213	$1,403,212	$199,918

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic Infrastructure Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment income	$9,276	$5,485
Net realized gain on investments, options written, and foreign currency transactions	106,730	25,574
Net change in unrealized appreciation/depreciation on investments, options written, and foreign currency translations	(29,547)	107,645
Net Increase in Net Assets Resulting from Operations	86,459	138,704
Distributions to Shareholders from:
Net investment income	(15,481)	-
Net realized capital gains	(64,241)	-
Total distributions to shareholders	(79,722)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	-	500,010
Shares issued as reinvestment of distributions	79,722	-
Net increase in net assets from shares of beneficial interest	79,722	500,010
Net increase in net assets	86,459	638,714
Net Assets:
Beginning of year	638,714	-
End of year	$725,173	$638,714
Accumulated net investment income	$19,473	$8,174
Shares of Beneficial Interest Transactions (Class I):
Shares sold	-	50,001
Shares issued as reinvestment of distributions	6,638	-
Net increase in shares outstanding	6,638	50,001

*The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic Contrarian Advantage Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment income	$7,804	$4,419
Net realized gain on investments, options written, future contracts, and foreign currency transactions	64,406	8,452
Net change in unrealized appreciation/depreciation on investments, options written, and foreign currency translations	(14,228)	72,899
Net Increase in Net Assets Resulting from Operations	57,982	85,770
Distributions to Shareholders from:
Net investment income	(22,861)	-
Net realized capital gains	(20,935)	-
Total distributions to shareholders	(43,796)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	121,072	500,010
Shares issued as reinvestment of distributions	43,796	-
Shares redeemed	(63,018)	-
Net increase in net assets from shares of beneficial interest transactions	101,850	500,010
Net increase in net assets	116,036	585,780
Net Assets:
Beginning of year	585,780	-
End of year	$701,816	$585,780
Accumulated net investment income	$20,096	$11,977
Shares of Beneficial Interest Transactions (Class I):
Shares sold	9,797	50,001
Shares issued as reinvestment of distributions	3,610	-
Shares redeemed	(5,005)	-
Net increase in shares outstanding	8,402	50,001

*The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic Discovery Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment income	$445	$1,568
Net realized gain on investments, options written, future contracts, and foreign currency transactions	62,184	3,523
Net change in unrealized appreciation on investments, options written, and foreign currency translations	18,673	101,394
Net Increase in Net Assets Resulting from Operations	81,302	106,485
Distributions to Shareholders from:
Net investment income	(13,475)	-
Net realized capital gains	(22,333)	-
Total distributions to shareholders	(35,808)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	165,000	500,010
Shares issued as reinvestment of distributions	35,808	-
Net increase in net assets from shares of beneficial interest	200,808	500,010
Net increase in net assets	246,302	606,495
Net Assets:
Beginning of year	606,495	-
End of year	$852,797	$606,495
Accumulated net investment income	$17,343	$6,379
Shares of Beneficial Interest Transactions (Class I):
Shares sold	12,712	50,001
Shares issued as reinvestment of distributions	2,874	-
Net increase in shares outstanding	15,586	50,001

*The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic Gold & Precious Metals Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment loss	$(31,431)	$(3,247)
Net realized gain (loss) on investments, gold bullion, and foreign currency transactions	242,296	(3,739)
Net change in unrealized appreciation on investments and foreign currency translations	1,562,348	164,442
Net Increase in Net Assets Resulting from Operations	1,773,213	157,456
Distributions to Shareholders from:
Net investment income	(26,761)	-
Net realized capital gains	(6,297)	-
Total distributions to shareholders	(33,058)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	18,927,651	500,010
Shares issued as reinvestment of distributions	33,058	-
Shares redeemed	(1,691,398)	-
Net increase in net assets from shares of beneficial interest	17,269,311	500,010
Redemption fees	4,700	-
Net increase in net assets	19,014,166	657,466
Net Assets:
Beginning of year	657,466	-
End of year	$19,671,632	$657,466
Accumulated net investment income (loss)	$(60,583)	$7,346
Shares of Beneficial Interest Transactions (Class I):
Shares sold	942,652	50,001
Shares issued as reinvestment of distributions	2,249	-
Shares redeemed	(90,471)	-
Net increase in shares outstanding	854,430	50,001

*The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic U.S. Growth Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment loss	$(20,739)	$(2,298)
Net realized gain on investments	233,796	20,069
Net change in unrealized appreciation on investments	1,190,155	98,223
Net Increase in Net Assets Resulting from Operations	1,403,212	115,994
Distributions to Shareholders from:
Net investment income	(11,678)	-
Net realized capital gains	(69,859)	-
Total distributions to shareholders	(81,537)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	9,052,099	500,010
Shares issued as reinvestment of distributions	81,537	-
Shares redeemed	(753,182)	-
Net increase in net assets from shares of beneficial interest	8,380,454	500,010
Redemption fees	462	-
Net increase in net assets	9,702,591	616,004
Net Assets:
Beginning of year	616,004	-
End of year	$10,318,595	$616,004
Accumulated net investment income	$-	$11,678
Shares of Beneficial Interest Transactions (Class I):
Shares sold	629,772	50,001
Shares issued as reinvestment of distributions	6,410	-
Shares redeemed	(55,603)	-
Net increase in shares outstanding	580,579	50,001

*The Fund commenced investment operations on March 31, 2009.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic Energy Income Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment income	$75,540	$4,042
Net realized gain (loss) on investments and foreign currency transactions	(3,600)	5,571
Net change in unrealized appreciation on investments and foreign currency translations	127,978	45,215
Net Increase in Net Assets Resulting from Operations	199,918	54,828
Distributions to Shareholders from:
Net investment income	(102,275)	-
Net realized capital gains	(5,862)	-
Total distributions to shareholders	(108,137)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	2,581,187	500,010
Shares issued as reinvestment of distributions	102,117	-
Shares redeemed	(582,867)	-
Net increase in net assets from shares of beneficial interest	2,100,437	500,010
Redemption fees	14	-
Net increase in net assets	2,192,232	554,838
Net Assets:
Beginning of year	554,838	-
End of year	$2,747,070	$554,838
Accumulated net investment income	$12,130	$8,730
Shares of Beneficial Interest Transactions (Class I):
Shares sold	212,407	50,001
Shares issued as reinvestment of distributions	8,503	-
Shares redeemed	(49,232)	-
Net increase in shares outstanding	171,678	50,001

*The Fund commenced investment operations on August 14, 2009.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Statements of Changes in Net Assets

Dynamic Canadian Value Fund

For the Period Ended September 30, 2010*
Shares of Beneficial Interest Transactions (Class I):
Shares sold	$300,000
Net increase in net assets	300,000
Net Assets:
Beginning of year	-
End of year	$300,000
Shares of Beneficial Interest Transactions (Class I):
Shares sold	30,000
Net increase in shares outstanding	30,000

*The Fund commenced investment operations on September 30, 2010.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Financial Highlights

Dynamic Infrastructure Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$12.77	$10.00
Income from Investment Operations:
Net investment income (2)	0.17	0.11
Net realized and unrealized gain on investments, options written, and foreign currency transactions	1.45	2.66
Total from investment operations	1.62	2.77
Less Distributions:
Dividends from net investment income	(0.31)	-
Distributions from realized capital gains	(1.28)	-
Total distributions	(1.59)	-
Net asset value, end of period	$12.80	$12.77
Total return	13.54%	27.70	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$725	$639
Operating expenses:
Before expense reimbursement/waiver	20.26%	31.45	%(4)
After expense reimbursement/waiver	1.25%	1.25	%(4)
Net investment income:
After expense reimbursement/waiver	1.37%	1.92	%(4)
Portfolio turnover rate	136.31%	60.18	%(3)

(1)  The Fund commenced investment operations on March 31, 2009.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Non-annualized.

(4)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Financial Highlights

Dynamic Contrarian Advantage Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$11.72	$10.00
Income from Investment Operations:
Net investment income (2)	0.14	0.09
Net realized and unrealized gain on investments, options written, futures contracts, and foreign currency transactions	0.91	1.63
Total from investment operations	1.05	1.72
Less Distributions:
Dividends from net investment income	(0.39)	-
Distributions from realized capital gains	(0.36)	-
Total distributions	(0.75)	-
Net asset value, end of period	$12.02	$11.72
Total return	8.95%	17.20	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$702	$586
Operating expenses:
Before expense reimbursement/waiver	19.97%	34.14	%(4)
After expense reimbursement/waiver	1.15%	1.15	%(4)
Net investment income:
After expense reimbursement/waiver	1.15%	1.67	%(4)
Portfolio turnover rate	105.20%	69.40	%(3)

(1)  The Fund commenced investment operations on March 31, 2009.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Non-annualized.

(4)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Financial Highlights

Dynamic Discovery Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$12.13	$10.00
Income from Investment Operations:
Net investment income (2)	0.01	0.03
Net realized and unrealized gain on investments, options written, futures contracts, and foreign currency transactions	1.58	2.10
Total from investment operations	1.59	2.13
Less Distributions:
Dividends from net investment income	(0.27)	-
Distributions from realized capital gains	(0.45)	-
Total distributions	(0.72)	-
Net asset value, end of period	$13.00	$12.13
Total return	13.33%	21.30	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$853	$606
Operating expenses:
Before expense reimbursement/waiver	20.48%	33.78	%(4)
After expense reimbursement/waiver	1.25%	1.25	%(4)
Net investment income:
After expense reimbursement/waiver	0.07%	0.59	%(4)
Portfolio turnover rate	74.75%	69.79	%(3)

(1)  The Fund commenced investment operations on March 31, 2009.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Non-annualized.

(4)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Financial Highlights

Dynamic Gold & Precious Metals Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$13.15	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.21)	(0.07)
Net realized and unrealized gain on investments, gold bullion, and foreign currency transactions	9.45	3.22
Total from investment operations	9.24	3.15
Less Distributions:
Dividends from net investment income	(0.54)	-
Distributions from realized capital gains	(0.13)	-
Total distributions	(0.67)	-
Redemption fees added to paid-in capital (2)	0.03	-
Net asset value, end of period	$21.75	$13.15
Total return	72.84%	31.50	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$19,672	$657
Operating expenses:
Before expense reimbursement/waiver	6.33%	31.36	%(4)
After expense reimbursement/waiver	1.25%	1.25	%(4)
Net investment loss:
After expense reimbursement/waiver	(1.15)%	(1.16	)%(4)
Portfolio turnover rate	35.60%	5.43	%(3)

(1)  The Fund commenced investment operations on March 31, 2009.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Non-annualized.

(4)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Financial Highlights

Dynamic U.S. Growth Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$12.32	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.13)	(0.05)
Net realized and unrealized gain on investments	5.80	2.37
Total from investment operations	5.67	2.32
Less Distributions:
Dividends from net investment income	(0.23)	-
Distributions from realized capital gains	(1.40)	-
Total distributions	(1.63)	-
Redemption fees added to paid-in capital (2)	0.00 (3)	-
Net asset value, end of period	$16.36	$12.32
Total return	49.82%	23.20	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$10,319	$616
Operating expenses:
Before expense reimbursement/waiver	6.14%	30.21	%(5)
After expense reimbursement/waiver	0.95%	0.95	%(5)
Net investment loss:
After expense reimbursement/waiver	(0.90)%	(0.83	)%(5)
Portfolio turnover rate	244.38%	205.10	%(4)

(1)  The Fund commenced investment operations on March 31, 2009.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Amount represent less than $0.005.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Financial Highlights

Dynamic Energy Income Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(1) Class I
Net asset value, beginning of period	$11.10	$10.00
Income from Investment Operations:
Net investment income (2)	0.58	0.09
Net realized and unrealized gain on investments and foreign currency transactions	1.68	1.01
Total from investment operations	2.26	1.10
Less Distributions:
Dividends from net investment income	(0.87)	-
Distributions from realized capital gains	(0.10)	-
Total distributions	(0.97)	-
Redemption fees added to paid-in capital (2)	0.00 (3)	-
Net asset value, end of period	$12.39	$11.10
Total return	20.94%	11.00	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$2,747	$555
Operating expenses:
Before expense reimbursement/waiver	10.43%	49.80	%(5)
After expense reimbursement/waiver	1.15%	1.15	%(5)
Net investment income:
After expense reimbursement/waiver	4.82%	6.54	%(5)
Portfolio turnover rate	59.98%	20.50	%(4)

(1)  The Fund commenced investment operations on August 14, 2009.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Amount represent less than $0.005.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2010 Annual Report

Notes to Financial Statements

September 30, 2010

1.  Organization

The Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund, and the Dynamic Canadian Value Fund (each a "Fund" and collectively the "Funds") are each a separate series of the DundeeWealth Funds, formerly known as BHR Institutional Funds, (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that fund and are subject to liabilities related thereto. The Funds are authorized to issue an unlimited number of shares and offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2010, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the first five Funds listed above, which commenced investment operations on March 31, 2009, and the Dynamic Energy Income Fund which commenced investment operations on August 14, 2009. Statement of Operations and Financial Highlights are not included for the Dynamic Canadian Value Fund because it commenced investment operations on September 30, 2010. The financial statements of the remaining series in the Trust are presented in separate documents. The Funds are diversified portfolios as defined under the Investment Company Act of 1940, as amended (the "1940 Act") with exception to the Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund.

The Funds offer separate investment portfolios and have individual investment goals and strategy characteristics as follows:

Dynamic Infrastructure Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets.

Dynamic Contrarian Advantage Fund – seeks long term capital appreciation and will invest, under normal market conditions, primarily in equity securities of U.S. and foreign companies chosen using a value oriented investment approach.

Dynamic Discovery Fund – seeks long term capital appreciation and will invest, under normal market conditions, primarily in equity securities of U.S. and foreign companies, using a bottom-up approach, which emphasizes careful company specific analysis.

Dynamic Gold & Precious Metals Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts.

Dynamic U.S. Growth Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of U.S. companies chosen according to a growth oriented investment approach.

Dynamic Energy Income Fund – seeks high income and long term growth of capital and will invest, under normal market conditions, at least 80% of its assets in equity securities of energy and utility companies.

Dynamic Canadian Value Fund – seeks long term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies located in Canada.

It is expected that a significant portion of each Fund's assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

As of September 30, 2010, the sole shareholder of the Dynamic Infrastructure Fund and the Dynamic Canadian Value Fund was DundeeWealth US, LP (the "Adviser" or "DundeeWealth US"). Additionally, as of September 30, 2010, the Adviser held approximately 91%, 81%, 11% and 24% of the outstanding shares of the Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic U.S. Growth Fund and Dynamic Energy Income Fund, respectively, with the remaining outstanding shares held predominantly by omnibus or other institutional accounts.

Foreign Issuer Risks

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

Concentration Risks

Although some of the Funds have diversified investment portfolios, they may, at certain times, have concentrations that may cause the Funds to be more sensitive to economic changes or events occurring in certain sectors. Funds having non-diversified investment portfolios, such as the Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund, invest in a limited number of securities. Therefore, these Funds' investment performance may be more volatile, as they may be more susceptible to risks associated with a single economic, political, or regulatory event than funds that invest in a greater number of issuers.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with GAAP in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Offering Costs – Offering costs have been incurred by the Funds. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.

Derivative Financial Instruments – The Funds may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If Goodman & Company NY, Ltd.'s (the "Sub-Adviser" or "Goodman") prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Funds may leave the Funds in a worse position than if it had not used such strategies.

Derivative contracts held are not accounted for as hedging instruments under GAAP.

The Funds are subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Funds did use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC").The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and /or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA").The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Goodman's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund held equity futures contracts from August 23, 2010 through September 3, 2010, with average monthly notional value of approximately $12,377 and $12,377, respectively. At September 30, 2010, there were no open futures contracts for Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund.

During the year ended September 30, 2010, Dynamic Infrastructure Fund, Dynamic Gold & Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund had no investments in futures contracts or options on futures.

Forward Foreign Exchange Contracts – The Funds did engage in forward foreign exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise desire, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.

During the year ended September 30, 2010, the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund entered into forward foreign exchange contracts with RBC Dominion Securities.

Forward foreign exchange contracts for the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund at September 30, 2010 are presented within the Schedule of Investments.

The Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund's volume of activity in forward foreign exchange contracts during the year ended September 30, 2010 had an average monthly value of approximately $1,070, $566, $1,192, and $281, respectively.

Options – The Funds purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against price movements of portfolio assets. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

During the year ended September 30, 2010, the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund entered into option contracts with Bank of America Merrill Lynch and UBS Securities LLC.

The Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund's volume of activity in options contracts during the year ended September 30, 2010 had an average monthly cost of approximately $5,034 and $4,834, respectively. Option positions for the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund at September 30, 2010 are presented within the Schedules of Investments.

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

The Dynamic Infrastructure Fund held equity written option contracts through November 20, 2009, had an average monthly premium amount of approximately $28. At September 30, 2010, Dynamic Infrastructure Fund had no investments in options contracts.

The Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund's volume of activity in options contracts during the year ended September 30, 2010 had an average monthly premium amount of approximately $1,469 and $1,401, respectively. Please refer to Note 7 for option activity during the year ended September 30, 2010.

The following tables present the value of derivatives held as of September 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Fair Values of Derivative Instruments as of September 30, 2010 for the Dynamic Infrastructure Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Exchange Contracts	Assets, Unrealized appreciation on forward foreign exchange contracts	$62
Forward Foreign Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(8,042)
Total		$(7,980)

Fair Values of Derivative Instruments as of September 30, 2010 for the Dynamic Contrarian Advantage Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Assets, Put options purchased	$3,224
Equity Contracts	Liabilities, Put options written	(448)
Forward Foreign Exchange Contracts	Assets, Unrealized appreciation on forward foreign exchange contracts	197
Forward Foreign Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(5,384)
Total		$(2,411)

Fair Values of Derivative Instruments as of September 30, 2010 for the Dynamic Discovery Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Assets, Put options purchased	$3,224
Equity Contracts	Liabilities, Put options written	(448)
Forward Foreign Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(7,173)
Total		$(4,397)

Fair Values of Derivative Instruments as of September 30, 2010 for the Dynamic Energy Income Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Exchange Contracts	Assets, Unrealized appreciation on forward foreign exchange contracts	$3,659
Total		$3,659

The following tables present the effect of derivatives on the Statement of Operations during the year ended September 30, 2010, by primary risk exposure:

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2010 for the Dynamic Infrastructure Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Equity Contracts	$305	$(20)
Forward Foreign Exchange Contracts	8,038	(6,635)
Total	$8,343	$(6,655)

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2010 for the Dynamic Contrarian Advantage Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Equity Contracts:
Option Contracts	$(469)	$2,129
Futures Contracts	(1,756)	-
Forward Foreign Exchange Contracts	6,399	(5,477)
Total	$4,174	$(3,348)

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2010 for the Dynamic Discovery Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Equity Contracts:
Option Contracts	$(469)	$2,090
Futures Contracts	(1,756)	-
Forward Foreign Exchange Contracts	12,763	(6,989)
Total	$10,538	$(4,899)

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2010 for the Dynamic Energy Income Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
Forward Foreign Exchange Contracts	$-	$3,659
Total	$-	$3,659

Foreign Currency Translations – The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and /or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of a Fund is the value of that class's portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually. The Dynamic Energy Income Fund expects to declare and pay dividends, if any, quarterly, however it may declare and pay dividends more or less frequently.

Redemption Fees – Each Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of a Fund are reflected in the Statements of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds' investments are summarized into three levels as described in the hierarchy below:

Level 1:   Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of each Fund's investments as of September 30, 2010, is as follows:

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic Energy Income Fund
ASSETS:
Level 1: Quoted Prices
Common Stocks Market Value:
Canada	$-	$70,461	$69,796	$3,216,474	$-
Ireland	-	13,384	-	-	-
Israel	-	13,451	13,715	-	-
United States	192,813	290,509	92,215	-	-
Warrants Market Value:
Canada	-	-	2,908	5,645	-
Short-term Investments Market Value:	96,104	89,067	269,646	2,976,895	514,766
Total Level 1 Market Value of Investments	$288,917	$476,872	$448,280	$6,199,014	$514,766
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Australia	$24,060	$-	$-	$3,345,065	$-
Austria	14,051	-	28,453	-	-
Canada	202,847	21,734	-	8,578,733	2,347,930
France	31,103	14,453	83,933	-	-
Germany	-	-	21,528	-	-
Israel	-	28,811	71,473	-	-
Italy	61,440	71,166	21,781	-	-
Luxembourg	25,255	-	-	-	-
Sweden	-	29,299	-	-	-
Switzerland	6,330	57,595	101,519	-	-
United Kingdom	71,793	-	72,653	-	-
United States	-	-	-	1,057,051	-
Total Level 2 Market Value of Investments	$436,879	$223,058	$401,340	$12,980,849	$2,347,930
Total Market Value of Investments	$725,796	$699,930	$849,620	$19,179,863	$2,862,696

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic Energy Income Fund
Level 2: Other Significant Observable Inputs
ASSETS:
Other Financial Instruments Unrealized Appreciation: *
Foreign Currency Exchange Risks:
Forward Foreign Exchange Contracts	$62	$197	$-	$-	$3,659
Other Financial Instruments Market Value:
Equity Risks:
Put Options Purchased	-	3,224	3,224	-	-
LIABILITIES:
Other Financial Instruments Unrealized Depreciation: *
Foreign Currency Exchange Risks:
Forward Foreign Exchange Contracts	(8,042)	(5,384)	(7,173)	-	-
Other Financial Instruments Market Value:
Equity Risks:
Put Options Written	-	(448)	(448)	-	-
Total Other Financial Instruments	$(7,980)	$(2,411)	$(4,397)	$-	$3,659

* Other financial instruments are derivative instruments, such as futures, forwards, and options which are valued at the unrealized appreciation/depreciation of the investment.

To adjust for the time difference between local market close and the calculation of the NAV, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

Dynamic U.S. Growth Fund *
Level 1 - Quoted Prices	$9,653,173
Total Market Value of Investments	$9,653,173

*  Level 1 securities for Dynamic U.S. Growth Fund consist of common stocks and the PNC Bank Money Market Account as disclosed in the Schedule of Investments.

The Funds did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2010.

There were no Level 3 investments held at September 30, 2010 or September 30, 2009 for any of the Dynamic Funds.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Funds' financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Funds' financial statements and determined that there was no impact as of September 30, 2010.

4.  Investment Advisory Fees and Other Transactions

The Funds have entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Funds. As investment adviser to the Funds, DundeeWealth US has

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Funds. The annual rates paid are as follows:

	Management Fees	Net Total Annual Operating Expenses
Dynamic Infrastructure Fund	0.95%	1.25%
Dynamic Contrarian Advantage Fund	0.85%	1.15%
Dynamic Discovery Fund	0.95%	1.25%
Dynamic Gold & Precious Metals Fund	0.95%	1.25%
Dynamic U.S. Growth Fund	0.75%	0.95%
Dynamic Energy Income Fund	0.95%	1.15%
Dynamic Canadian Value Fund	0.85%	0.93%

DundeeWealth US has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Goodman, pursuant to which Goodman serves as sub-adviser to the Funds. Sub-advisory fees are paid by DundeeWealth US, not out of the Funds' assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Goodman provide a continuous investment program for the Funds' portfolios, and oversee the administration of all aspects relating to the Funds' business and affairs.

For its services as investment sub-adviser to the Funds, Goodman is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Funds and paid monthly. Goodman will be paid 0.45% on the first $150,000,000 and 0.75% on the balance of the average daily net assets for the Dynamic Infrastructure Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, and the Dynamic Energy Income Fund. Goodman will be paid 0.35% on the first $150,000,000 and 0.65% on the balance of the average daily net assets for the Dynamic Contrarian Advantage Fund and the Dynamic Canadian Value Fund and 0.25% on the first $150,000,000 and 0.55% on the balance of the average daily net assets for the Dynamic U.S. Growth Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total annual operating expenses from exceeding the expense caps shown above for the Class I shares of the Funds until March 13, 2012 ("Expense Limitation"). The Adviser may recapture any such waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made as long as Expense Limitations are maintained. For the year ended September 30, 2010, the Adviser reimbursed the Funds as follows: $122,047 for the Dynamic Infrastructure Fund, $121,737 for the Dynamic Contrarian Advantage Fund, $120,079 for the Dynamic Discovery Fund, $133,044 for the Dynamic Gold & Precious Metals Fund, $113,588 for the Dynamic U.S. Growth Fund, and $128,725 for the Dynamic Energy Income Fund. The balances of recoverable expenses to the Adviser by Fund at September 30, 2010 were $158,423, $158,990, $157,054, $167,367, $144,419, and $139,198, respectively:

	For the period ended September 30, 2009, expiring September 30, 2012	For the period ended September 30, 2010, expiring September 30, 2013	Balances of Recoverable Expenses to the Adviser
Dynamic Infrastructure Fund	$36,376	$122,047	$158,423
Dynamic Contrarian Advantage Fund	37,253	121,737	158,990
Dynamic Discovery Fund	36,975	120,079	157,054
Dynamic Gold & Precious Metals Fun	34,323	133,044	167,367
Dynamic U.S. Growth Fund	30,831	113,588	144,419
Dynamic Energy Income Fund	10,473	128,725	139,198

The Trust does not pay any fees to its Officers for their services as such, except for the former Chief Compliance Officer, who received $1,250 per month for the entire Trust. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer of the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2010, the Funds were allocated $334, $331, $323, $1,862, $1,452, and $937, respectively, in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Other Service Providers

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. ("BNYMIS") and BNY Mellon Distributors Inc., respectively.

The Trust has entered into an Administration and Accounting Services Agreement with ("BNYMIS") to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

acts as transfer agent and dividend disbursing agent for the Funds. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month for each Fund.

As of January 28, 2010, Foreside Fund Services, LLC (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. Prior to January 28, 2010, PFPC Distributors, Inc. served as the Funds' distributor.

PFPC Trust Company acts as custodian (the "Custodian") of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Pursuant to a services agreement, BNYMIS agreed to waive $6,410 for the Dynamic Infrastructure Fund, $6,410 for the Dynamic Contrarian Advantage Fund, $6,410 for the Dynamic Discovery Fund, $6,410 for the Dynamic Gold & Precious Metals Fund, $6,410 for the Dynamic U.S. Growth Fund, and $16,673 for the Dynamic Energy Income Fund in administration and accounting, custodian, and transfer agent fees for the year ended September 30, 2010.This waiver agreement is no longer effective as of November 1, 2009.

6.  Distributions To Shareholders

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$79,722	$43,796	$35,808	$33,058	$81,537	$108,137

There were no distributions paid during the period ended September 30, 2009 for any of the Funds.

7.  Investment Transactions

Investment transactions for the year ended September 30, 2010, excluding temporary short-term investments for the Fund, were as follows:

	Purchases	Sales
Dynamic Infrastructure Fund	$809,660	$865,994
Dynamic Contrarian Advantage Fund	630,985	619,888
Dynamic Discovery Fund	430,202	516,369
Dynamic Gold & Precious Metals Fund	14,340,848	1,070,484
Dynamic U.S. Growth Fund	12,252,703	5,583,795
Dynamic Energy Income Fund	2,541,398	820,462

Written options activity for the Funds listed below for the year ended September 30, 2010 was as follows:

	Dynamic Infrastructure Fund		Dynamic Contrarian Advantage Fund		Dynamic Discovery Fund
	Number of Contracts	Premiums	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding at September 30, 2009	3	$305	-	$-	-	$-
Options written	1	65	28	3,810	28	3,771
Options repurchased	-	-	(4)	(1,233)	(4)	(1,233)
Options expired	(3)	(305)	-	-	-	-
Options exercised	(1)	(65)	-	-	-	-
Options outstanding at September 30, 2010	-	$-	24	$2,577	24	$2,538

8.  Federal Income Taxes

The Funds intend to qualify for treatment as regulated investment companies under the Internal Revenue Code of 1986, as amended, and will distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

At September 30, 2010, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Infrastructure Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund
Undistributed ordinary income (inclusive of short-term capital gains)	$62,630	$22,535	$36,031	$232,638	$193,910	$21,661
Undistributed long-term capital gains	27,068	41,433	16,651	108,069	-	14,861
Deferred post-October losses	(2,646)	-	-	(36,204)	-	(490)
Unrealized appreciation*	86,266	63,865	127,174	1,620,985	1,271,636	151,380
Total accumulated earnings	$173,318	$127,833	$179,856	$1,925,488	$1,465,546	$187,412

*  Includes unrealized appreciation/depreciation on foreign currency translation.

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to adjustments on foreign currency transactions (Dynamic Infrastructure Fund), basis adjustments on Real Estate Investment Trust (Dynamic Contrarian Advantage Fund), deferral of losses on wash sales (Dynamic Discovery Fund and Dynamic U.S. Growth Fund), mark-to-market adjustments on passive foreign investment companies (Dynamic Gold & Precious Metals Fund), and deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies, basis adjustments from Partnership, and adjustments on foreign currency transactions (Dynamic Energy Income Fund).

Under the current tax law, capital losses realized after October 31 and prior to the Funds' fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2010, Dynamic Infrastructure Fund, Dynamic Gold & Precious Metal Fund, and Dynamic Energy Income Fund had deferred currency losses of $2,646, $36,204, and $490, respectively.

As of September 30, 2010, the Dynamic Gold & Precious Metals Fund utilized a capital loss carryforward of $356.

Management has concluded that no provisions for federal income tax are required in the Funds' financial statements for prior years as the Funds opened in 2009.

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statements of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds' net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. The Dynamic Canadian Value Fund does not have an open tax year for September 30, 2009. On an ongoing basis, the Adviser will monitor the Funds' tax positions to determine if adjustments to this conclusion are necessary.

9.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications from capital gains to ordinary income and a write-off of disallowed offering cost (Dynamic Infrastructures Fund and Dynamic Discovery Fund), reclassifications from capital gains to ordinary income, capital gains on passive foreign investment companies to ordinary income, real estate investment trust distributions from ordinary income to capital gains, mark-to-market adjustments on passive foreign investment companies, and a write-off of disallowed offering cost (Dynamic Contrarian Advantage Fund), reclassifications from capital gains to ordinary income, capital gains on passive foreign investment companies to ordinary income, and a write-off of disallowed offering cost (Dynamic Gold & Precious Metals Fund), reclassifications of net operating losses to short-term capital gains, and a write-off of disallowed offering cost (Dynamic U.S. Growth Fund), and reclassifications from capital gains to ordinary income and a write-off of disallowed offering cost (Dynamic Energy Income Fund). These reclassifications have no effect on net assets or NAV per share. As of September 30, 2010, the reclassifications by Fund were as follows:

	Decrease Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Dynamic Infrastructure Fund	$(13,901)	$17,504	$(3,603)
Dynamic Contrarian Advantage Fund	(13,901)	23,176	(9,275)
Dynamic Discovery Fund	(13,901)	23,994	(10,093)
Dynamic Gold & Precious Metals Fund	(13,901)	(9,737)	23,638
Dynamic U.S. Growth Fund	(13,901)	20,739	(6,838)
Dynamic Energy Income Fund	(35,824)	30,135	5,689

Dynamic Funds 2010 Annual Report

Notes to Financial Statements
(Continued)

10.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

11.  Subsequent Events

On November 22, 2010, Scotiabank, Dundee Corporation and DundeeWealth Inc. ("DundeeWealth"), the parent company of DundeeWealth US, LP, the investment adviser to the DundeeWealth Funds, jointly announced that Scotiabank had agreed to make an offer for all of the common shares of DundeeWealth that Scotiabank does not currently own. DundeeWealth has entered into a support agreement with Scotiabank, confirming that it will support the offer subject to standard Canadian securities law conditions and shareholder approval. Pending required approvals, it is expected that the transaction will close in early 2011.

Management has evaluated the impact on the Funds of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Dynamic Funds 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DundeeWealth Funds
and Shareholders of the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund,
Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund,
Dynamic Energy Income Fund, and Dynamic Canadian Value Fund (hereafter referred to as the "Funds"):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund (each constituting a separate series of DundeeWealth Funds), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended and the financial position of the Dynamic Canadian Value Fund (constituting a separate series of DundeeWealth Funds), at September 30, 2010, and the changes in its' net assets for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers provide a reasonable basis for our opinion. The Funds' financial highlights for the periods ended September 30, 2009 and their statement of changes in net assets for the period ended September 30, 2009 were audited by other independent accountants whose report dated November 24, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 26, 2010

Dynamic Funds 2010 Annual Report

Board Considerations Regarding Investment Management Agreement
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons" of the Trust ("Independent Trustees"), unanimously approved the Advisory Agreement between DundeeWealth US, LP (the "Adviser") and the Trust on behalf of the Funds at a meeting held on May 26, 2010.

In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered information about the Adviser and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement.

(1)  The Nature, Extent and Quality of Services Provided by the Adviser.

The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Funds. The Trustees noted that, in addition to managing the investment program of the Funds, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that the Adviser pays for all compensation of officers of the Trust that are also employees of the Adviser. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services provided by the Adviser were satisfactory.

(2)  The Performance of the Fund and the Adviser.

The Trustees considered the investment experience of the Adviser. The Trustees considered the performance of each Fund. The Trustees considered the detailed report they had received from Morningstar in evaluating the performance of the Funds relative to their peer groups and considered the Funds' performance over the longer and shorter term periods.

(3)  Cost of Services Provided and Profits Realized by the Adviser.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to each Fund, the Board's analysis of the Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group as determined by Morningstar. The Board noted that each Fund's net expense ratio was generally in line with those of its peer group. The Board also noted the Adviser's agreement to limit the total expenses of each Fund. The Board also noted that the Sub-Adviser's fees are paid entirely by the Adviser so that no additional expenses are borne by shareholders for the engagement of the Sub-Adviser.

(4)  The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds' assets grow, and whether the advisory fee level reflects these economies of scale for the benefit of shareholders.

(5)  Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Dynamic Funds 2010 Annual Report

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:*

Amy Duling Year of Birth: 1967	Chairman and Trustee	Since June 2006	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).	15	None

Independent Trustees:

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer.	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President; Comprehensive Oncology Care, LLC, President (1999-2008).	15	Advaxis, Inc.

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswinds Investments, LLC, Partner and Chief Executive Officer (2009); Cowen Asset Management, LLC, Chairman & Chief Executive Officer (2006-2009); Essex Investment Management, Co., Chief Executive Officer (2006 and prior).	15	None

*  Ms. Duling is an "interested person" under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

Dynamic Funds 2010 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Moran Year of Birth: 1961	President	Since October 2006	DundeeWealth US, LP, Managing Partner; Constellation Investment Management Company, President (2005-2006); Turner Investment Partners, Director of Intermediary & Mutual Fund Distribution (1997-2005).

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010; BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007).

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP, Director of Finance and Administration; Constellation Investment Management Company, Chief Financial Officer (2004-2006); SEI Investments, Account Director (2001-2004), Director of Fund Accounting (1999-2001).

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services LLC, Director/Chief Compliance Officer since 2010; Hanlon Investment Management, Chief Compliance Officer (2009-2010); Morgan Stanley Investment Management, Vice President, Compliance (2004-2009) and Vice President, Operations (2000-2004).

Dynamic Funds 2010 Annual Report

Additional Fund Information

September 30, 2010
(Unaudited)

Briggs, Bunting & Dougherty, LLP ("BBD") was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trust's 2009 fiscal year. The Trust's Audit Committee participated in, and approved, the decision to change auditors. BBD's reports on the Trust's financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust's Audit Committee engaged PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to audit the Trust's financial statements for the fiscal year ending September 30, 2010. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

					Foreign Tax Credit (e)
	Qualified Interest Income (a)	Qualified Dividend Income (b)	Dividends Received Deduction (c)	Qualified Short-Term Gain (d)	Foreign Source Income	Foreign Tax Paid
Dynamic Infrastructure Fund	0.13%	19.85%	4.64%	100.00%	-	-
Dynamic Contrarian Advantage Fund	0.07%	32.20%	13.41%	100.00%	-	-
Dynamic Discovery Fund	0.36%	21.87%	6.28%	100.00%	-	-
Dynamic Gold & Precious Metals Fund	0.04%	1.14%	0.26%	100.00%	-	-
Dynamic U.S. Growth Fund	0.00%	0.58%	0.58%	100.00%	-	-
Dynamic Energy Income Fund	0.09%	70.98%	1.34%	100.00%	105,142	15,838

(a)  The ordinary distributions paid (net investment income plus short-term capital gain) represent the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

(b)  The distributions paid by each Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

(c)  The ordinary income distribution qualifies for the dividends received deduction available to corporations.

(d)  The ordinary income distribution qualifies for short-term gain, pursuant to the American Job Creation Act of 2004.

(e)  The Funds intend to elect to pass through the foreign taxes paid for the year ended September 30, 2010.

Proxy Voting Information

A description of the Funds' policies and procedures with respect to the voting of proxies relating to the Funds' portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Funds' Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Funds' website at http://www.dundeewealthus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent period ended June 30, 2010 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Dynamic Funds 2010 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Information on Form N-Q

The Trust files the Funds' complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth	Can you limit this sharing? Funds share?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

Dynamic Funds 2010 Annual Report

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

Dynamic Funds 2010 Annual Report

Annual Report

September 30, 2010

JOHCM International Select Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

7	Financial Statements

11	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Board Considerations Regarding Investment Management Agreement

18	Interested and Independent Trustees of the Trust

19	Officers of the Trust

20	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC , Three Canal Plaza, Suite 100, Portland, ME 04101

JOHCM International Select Fund 2010 Annual Report

Letter to Shareholders

September 30, 2010
(Unaudited)

Dear Fellow Shareholder:

In last year's annual shareholder letter, I wrote about the stresses and strains of a recovering economy both domestically and globally. As we look back to the lows in March 2009, the market has once again proved its resiliency. The equity markets are steadily climbing back to the levels achieved in 2008 which has investors in every corner of the world asking a similar question: Where do we go from here? As we embark on what will hopefully be the next economic recovery and sustained bull market, I would like to reference a quote from one of the great investors of our time, Sir John Templeton, who passed away on July 8th 2008.

"Bull Markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria"

This particular insight from Templeton stems from a successful 60-year career as an investor and I believe offers a very timely and accurate context for the current state of the global economy. With little consensus among leading market strategists and a flurry of mixed economic signals, the markets continue to exhibit heightened levels of short-term volatility. Politicians have also jumped in the mix and seized upon the slow recovery to increase the rhetoric which dominates the financial press. Uncertainty and the lack of clear visibility has sidelined many investors from the equity markets, and at the same time, coerced many of them to increase their allocations to fixed income investments.

So, at which stage would Templeton place the current state of today's global economic recovery?

I think he would look at the performance of the economy and volatility of the market over the past twelve months and describe it as a "skeptical recovery". While the U.S. economy is growing, it still faces many challenges: a weak dollar, high unemployment, a suffering real estate market, increased regulatory costs and exploding sovereign debt levels. The European markets have their own host of sovereign debt woes and economic challenges. Canada, Australia, Asia and Latin America continue to be the only economic bright spots.

The chart below highlights the broad market returns for the U.S. and global markets as of September 30, 2010.

Index Name	3 Month	6 Month	YTD	1 Year
S&P 500	11.29%	-1.42%	3.89%	10.16%
Russell 1000	11.55%	-1.21%	4.41%	10.75%
Russell 1000 Growth	13.00%	-0.27%	4.36%	12.65%
Russell 1000 Value	10.13%	-2.14%	4.49%	8.90%
MSCI EAFE	16.53%	0.51%	1.46%	3.71%
MSCI Emerging Markets	18.16%	8.37%	11.02%	20.54%
MSCI AC Asia Pac	13.13%	2.55%	7.27%	9.75%
S&P/TSX Composite	13.56%	2.74%	9.21%	16.19%
Gold (London Fix PM)	5.06%	17.17%	20.18%	31.26%
BarCap Aggregate Bond Treasury	2.73%	7.54%	8.74%	7.32%
BarCap Municipal	3.40%	5.51%	6.83%	5.81%
BarCap US Corporate High Yield	6.71%	6.60%	11.53%	18.44%

As for the DundeeWealth Funds Family, the past twelve months provided many of the investment professionals managing our Funds with the opportunity to deliver strong investment returns relative to index and peer category returns. The current environment will require investors to be prudent in their risk-taking yet opportunistic in their investing. We believe our shareholders are better served by offering a family of funds that provide each of our managers with the autonomy, discretion and latitude to identify compelling investment opportunities and invest in them with high conviction.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to further grow their investment portfolios. To this end, we will continue to broaden our mutual fund offerings. Many of these new strategies will be managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner and collaborate with specialized and highly regarded investment management firms like JO Hambro Capital Management from London, England, Mount Lucas Management Group from Newtown, PA and Smith Group Asset Management from Dallas, TX.

We thank you for your confidence throughout the year and look forward to serving your investment needs in the future. For a list of our current fund offerings, please visit our website at www.dundeewealthus.com.

Best Regards,

Peter J. Moran
President
DundeeWealth Funds

JOHCM International Select Fund 2010 Annual Report
1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2010 to September 30, 2010 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the JOHCM International Select Fund (the "Fund"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expense Ratio(1)	Expenses Paid During the Period 4/01/10 to 9/30/10(2)
JOHCM International Select Fund
Actual Fund Return
Class I	$1,000.00	$1,086.30	1.09%	$5.70
Class II (3)	$1,000.00	$1,085.40	1.34%	$7.01
Hypothetical 5% Return
Class I	$1,000.00	$1,019.60	1.09%	$5.52
Class II (3)	$1,000.00	$1,018.35	1.34%	$6.78

(1)  Annualized, based on the Fund's expenses for the period.

(2)  Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

(3)  Class II Shares commenced investment operations on March 31, 2010.

JOHCM International Select Fund 2010 Annual Report
2

Performance

JOHCM International Select Fund

Average Annual Total Returns*

As of September 30, 2010

	Class I		Class II
1 year	15.18%		NA
Since Inception	17.65	%(1)	8.54	%(2)

(1)  The inception date of Class I was July 30, 2009.

(2)  The inception date of Class II was March 31, 2010.

Growth of a $10,000 investment since Fund inception

  Class I

For the period of March 31, 2010 through September 30, 2010, a $10,000 investment in the Class II Shares would have been valued $10,854.

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on July 29, 2009, the Fund began investing consistent with its investment objective on July 30, 2009.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Small and midcap stocks may be very volatile and the price movements of the Fund shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratios for Class I and Class II at September 30, 2010 are 1.09% and 1.34%, respectively .

In the Fund's current prospectus, the Fund's gross expense ratios for Class I and Class II are 4.19% and 4.44%, respectively.

JOHCM International Select Fund 2010 Annual Report
3

Investment Review

JOHCM International Select Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

JO Hambro Capital Management Ltd. ("JOHCM") serves as the Sub-Adviser to the JOHCM International Select Fund. JOHCM was founded in 1993 and is majority employee owned. JOHCM's origins in the mid 1990s were in managing an activist equity product. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European.) In conjunction with joint venture partners, JOHCM also manages specialist property assets, mostly through listed entities.

The Fund employs a growth at a reasonable price ("GARP") investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund's management team utilizes a combination of bottom-up investing and top-down asset allocation in the portfolio construction process.

Performance Review

For the one year period ended September 30, 2010, the Fund (Class I) returned 15.18% versus the MSCI EAFE Index return of 3.71% for the same period. Since the inception of the Fund on July 30, 2009 through the period ended September 30, 2009, the Fund (Class I) returned 17.65%, versus a return of 12.48% achieved by the MSCI EAFE Index.

The primary driver of the Fund's strong outperformance during the period was positive security selection effect. Stock selection was specifically strongest in the Energy, Materials and Consumer Discretionary sectors. Country allocation decisions were also net-positive as a result of overweight positions in China, Canada and Indonesia. The top five individual stock contributors to relative performance were Etam Developpement S.A., Zhaojin Mining Industry Co. Ltd., Zhuzhou CSR Times Electric Co. Ltd., Virgin Media Inc. and Equinox Minerals Ltd. The top five individual detractors from the Fund's relative performance were Ausenco Ltd., Biotest AG Nvtg Prf, Japan Securities Finance Co. Ltd., Man Group PLC and freenet AG.

One of the Fund's strongest top-down themes for portfolio positioning is what the manager refers to as "Western deflation with Eastern inflation." The Fund does not own Western banks and real estate-related stocks, focusing instead on emerging markets banks, real estate and consumer stocks. After more than a decade of Asia/emerging markets exporting deflation to the West (generating ultra-low interest rates, booming real estate and an eventual credit crunch in the West), the strange medicine in the West to fix the problem (even more government debt and even lower interest rates) is now fueling inflation and a real estate boom in the East. However, the rise in property prices around Asia is attracting government attention from China to Hong Kong to Singapore. The Fund manager sees government policy intervention in these markets as a negative from a short-term perspective, but very positive for the medium term. There is a huge debate amongst economists and central bankers whether they should "lean" or "clean." Western central bankers and economists mostly chose to ignore the bubbles and are now trying to "clean" up the mess, while most Asian authorities have decided it is better to "lean" against any bubbles. The Fund's management team believes the Asian governments are surely getting it right where the Western governments so badly failed and will use any pull-backs to buy additional Asian and other developing market real estate and consumer-related stocks.

With Western government bond yields hitting new lows, markets currently want to believe that Western deflation will triumph over Eastern inflation. However, the Fund's management team believes it will probably be the other way around, with Asian inflation eventually stopping Western deflation. The Fund manager cannot help but notice that gold, copper, agricultural commodities and the CRB RIND index (spot prices of commodities, which mostly have no futures so are driven more by industrial buyers than financial speculators), are all rising to new highs despite the deflation-inspired rally in Western government bond markets. This is a strange divergence and something has to give. Interestingly, it has happened several times before, with these commodities rallying before the bond market routs of 1994 and the early 1980s. So, if real assets like gold, copper, agricultural commodities and CRB RIND keep rising, it might suggest that Eastern inflation is actually beating Western deflation, despite most prognosticators' belief in the reverse. Meanwhile, cash-rich equities look cheap, while Western government bonds look like expensive IOUs from technically insolvent entities.

The Fund employs a distinct "4-Dimensional" global investment process (stocks, sectors, countries, time/change), where the Fund's management team analyzes the behavior of each share price to determine whether the most important driver of each prospective investment is stock specific (idiosyncratic), the sector effect (typical of many Western stocks), or the country effect (typical of many Eastern stocks). The fourth dimension is forward-looking and anticipates how these relationships and correlations will change or evolve over time. Portfolio construction and risk control involves equally weighting the stock positions. This technique allows the Fund manager to implement high conviction ideas in the Fund but protect against over-confidence bias and the tendency to concentrate too heavily in several larger positions. An ongoing rebalance process will trim the winners back to equally weighted positions, while ruthlessly selling the losers to make room for new, higher conviction stock ideas.

Technology stocks and emerging market stocks remained the two largest absolute and benchmark-relative positions in the Fund at the end of the Fund's fiscal year. It is important to note that because the Fund's multi-dimensional investment process pays close attention to stock price behavior at the country level and the sector level, the Fund manager believes that the performance generated from these segments of the Fund is likely to be independent from each other (less correlated). As a point of differentiation, the Fund has refrained from increasing its emerging markets position by buying large-cap European and Japanese exporters. Instead, the manager is deliberately focusing on European/Japanese bottom-up idiosyncratic and lower volatility mid-cap stock ideas (i.e., not part of any large-cap macro trade), so that the Fund has three unique "buckets" that are not entirely correlated. The Fund was also substantially underweight the Financials and Utilities sectors and in the countries such as the U.K. and France at the end of the period.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

JOHCM International Select Fund 2010 Annual Report
4

Schedule of Investments

JOHCM International Select Fund

September 30, 2010

	Number of Shares	Market Value
COMMON STOCKS - 98.8%
Australia - 5.0%
Equinox Minerals, Ltd.* †	162,360	$910,251
OZ Minerals, Ltd. †	644,990	907,109
		1,817,360
Bermuda - 2.6%
Seadrill, Ltd. †	32,421	939,945
Canada - 5.3%
Imax Corp.* †	54,850	927,050
Pacific Rubiales Energy Corp.* †	35,614	1,001,373
		1,928,423
China - 7.5%
Zhaojin Mining Industry Co., Ltd., Class H †	300,443	925,495
Zhuzhou CSR Times Electric Co., Ltd., Class H †	292,000	936,413
ZTE Corp., Class H †	227,141	899,061
		2,760,969
Germany - 16.1%
Deutsche Boerse AG †	13,545	904,567
Dialog Semiconductor plc* †	54,857	897,772
GEA Group AG* †	37,910	948,524
Henkel AG & Co. KGaA †	20,000	905,718
Infineon Technologies AG* †	128,043	889,434
Kabel Deutschland Holding AG* †	12,063	478,468
Symrise AG †	32,198	896,305
		5,920,788
Hong Kong - 2.6%
Ruinian International, Ltd. †	1,123,000	937,592
Indonesia - 7.4%
PT Bank Rakyat Indonesia †	789,500	883,175
PT Indofood Sukses Makmur Tbk †	1,535,500	935,917
PT Kalbe Farma Tbk †	3,190,280	910,693
		2,729,785
Ireland - 2.6%
Experian plc †	87,249	950,299
Japan - 17.3%
Denki Kagaku Kogyo Kabushiki Kaisha †	206,812	891,650
Hitachi High-Technologies Corp. †	46,400	857,995
Japan Securities Finance Co., Ltd. †	155,822	894,405
NEC Networks & System Integration Corp. †	72,038	912,612
Osaka Securities Exchange Co., Ltd. †	188	922,296

	Number of Shares	Market Value
Japan (continued)
Sysmex Corp. †	13,800	$957,171
Toshiba Plant Systems & Services Corp. †	67,903	906,173
		6,342,302
Luxembourg - 2.7%
L'Occitane International SA* †	356,000	990,640
Netherlands - 7.3%
CSM NV †	30,774	904,706
Koninklijke (Royal) KPN NV †	58,307	902,600
Wolters Kluwer NV †	41,798	879,394
		2,686,700
Singapore - 2.5%
Ho Bee Investment, Ltd. †	716,000	905,392
Switzerland - 7.5%
Dufry Group* †	9,623	919,350
STMicroelectronics NV †	119,283	915,615
Temenos Group AG* †	29,363	900,197
		2,735,162
Turkey - 2.5%
Albaraka Turk Katilim Bankasi A/S †	502,396	936,971
United Kingdom - 7.5%
Intermediate Capital Group plc †	194,541	915,100
Kier Group plc †	48,820	910,581
Man Group plc †	269,315	928,762
		2,754,443
United States - 2.4%
Virgin Media, Inc.	38,580	888,112
Total Common Stocks (Cost $32,046,958)		36,224,883
	Principal Amount
SHORT-TERM INVESTMENTS - 3.4%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$1,255,041	1,255,041
Total Short-Term Investments (Cost $1,255,041)		1,255,041
Total Investments - 102.2% (Cost $33,301,999)***		37,479,924
Liabilities in Excess of Other Assets - (2.2)%		(797,586)
NET ASSETS - 100.0%		$36,682,338

JOHCM International Select Fund 2010 Annual Report
5

Schedule of Investments
(Continued)

JOHCM International Select Fund

September 30, 2010

†  Fair valued security. The aggregate value of fair valued securities is $35,336,771 comprising 96.33% of net assets, which were valued pursuant to guidelines established by the Board of Trustees.

*  Non-income producing security.

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $33,342,992 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,911,915
Gross unrealized depreciation	(774,983)
Net unrealized appreciation	$4,136,932
Sector Allocation (Unaudited)	% of Net Assets
Financials	19.9%
Materials	16.1
Industrials	15.2
Information Technology	14.6
Consumer Discretionary	12.5
Consumer Staples	7.6
Energy	5.3
Health Care	5.1
Telecommunication Services	2.5
Cash and other	1.2
100.0%

See Notes to Financial Statements

JOHCM International Select Fund 2010 Annual Report
6

Statement of Assets and Liabilities

JOHCM International Select Fund

September 30, 2010

Assets:
Investments, at market value (cost $33,301,999) (Note 2 and Note 3)	$37,479,924
Receivable from investments sold	1,696,707
Receivable from investment adviser (Note 4)	10,936
Receivable from Fund shares sold	1,551
Dividends and interest receivable	88,454
Other prepaid expenses	13,865
Total assets	39,291,437
Liabilities:
Payable for investments purchased	2,566,665
Payable for Fund shares redeemed	4,715
Administration and accounting fees payable (Note 6)	10,849
Custodian fees payable (Note 6)	8,024
Transfer agent fees payable (Note 6)	2,736
Chief Compliance Officer fees payable (Note 4)	1,993
Shareholder servicing fees (Note 5)	512
Other accrued expenses	13,605
Total liabilities	2,609,099
Net Assets	$36,682,338
Net Assets consist of:
Paid-in capital	$32,163,735
Accumulated net investment income	326,215
Accumulated net realized gain on investments and foreign currency transactions	13,610
Net unrealized appreciation on investments	4,177,925
Net unrealized appreciation on foreign currency translations	853
Net Assets	$36,682,338
Shares of Beneficial Interest, each at $0.001 par value:
Class I:
Net Assets	$34,051,137
Shares outstanding (Unlimited number of shares authorized)	2,818,013
Net asset value, offering, and redemption price per share* (Note 2)	$12.08
Class II:
Net Assets	$2,631,201
Shares outstanding (Unlimited number of shares authorized)	217,927
Net asset value, offering, and redemption price per share* (Note 2)	$12.07

*Shares of the Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

JOHCM International Select Fund 2010 Annual Report
7

Statement of Operations

JOHCM International Select Fund

For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $39,348)	$640,295
Total investment income	640,295
Expenses:
Investment advisory fees (Note 4)	212,559
Shareholder servicing fees - Class II (Note 5)	2,553
Administration and accounting fees (Note 6)	123,998
Legal fees	57,515
Custodian fees (Note 6)	47,035
Transfer agent fees (Note 6)	33,578
Registration and filing fees	26,744
Trustees' fees and expenses (Note 4)	19,284
Audit fees	17,483
Offering costs (Note 2)	17,240
Insurance expense	14,066
Chief Compliance Officer fees (Note 4)	13,886
Other	15,882
Subtotal	601,823
Fees waived and reimbursed by Adviser (Note 4)	(301,521)
Fees waived by Fund's service provider (Note 6)	(25,173)
Total net expenses	275,129
Net Investment Income	365,166
Realized and Unrealized Gain (Loss) on Investments and Foreign Currrency:
Net realized gain on investments	32,339
Net realized loss on foreign currency transactions	(63,472)
Net realized loss on investments and foreign currency transactions	(31,133)
Net change in unrealized appreciation: on investments	3,880,421
on foreign currency translations	5,359
Net change in unrealized appreciation on investments and foreign currency translations	3,885,780
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currrency	3,854,647
Net Increase in Net Assets Resulting from Operations	$4,219,813

See Notes to Financial Statements

JOHCM International Select Fund 2010 Annual Report
8

Statement of Changes in Net Assets

JOHCM International Select Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
Operations:
Net investment income	$365,166	$30,342
Net realized loss on investments and foreign currency transactions	(31,133)	(42,690)
Net change in unrealized appreciation on investments and foreign currency translations	3,885,780	292,998
Net Increase in Net Assets Resulting from Operations	4,219,813	280,650
Distributions to Shareholders from:
Net investment income	(19,141)	-
Total distributions to shareholders	(19,141)	-
Shares of Beneficial Interest Transactions:
Shares sold
Class I	18,564,241	12,799,318
Class II**	2,616,901	-
	21,181,142	12,799,318
Shares issued as reinvestment of distributions
Class I	17,388	-
	17,388	-
Shares redeemed
Class I	(1,683,840)	-
Class II**	(113,042)	-
	(1,796,882)	-
Net increase in net assets from shares of beneficial interest transactions	19,401,648	12,799,318
Redemption fees	50	-
Net increase in net assets	23,602,370	13,079,968
Net Assets:
Beginning of year	13,079,968	-
End of year	$36,682,338	$13,079,968
Accumulated net investment income	$326,215	$12,609
Shares of Beneficial Interest Transactions:
Shares sold
Class I	1,723,596	1,245,534
Class II**	228,275	-
	1,951,871	1,245,534
Shares issued as reinvestment of distributions
Class I	1,616	-
	1,616	-
Shares redeemed
Class I	(152,733)	-
Class II**	(10,348)	-
	(163,081)	-
Net Increase in shares outstanding	1,790,406	1,245,534

*  JOHCM International Select Fund commenced investment operations on July 29, 2009.

**  Class II Shares commenced investment operations on March 31, 2010.

See Notes to Financial Statements

JOHCM International Select Fund 2010 Annual Report
9

Financial Highlights

JOHCM International Select Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(4) Class I		For the Period Ended 9/30/10(7) Class II
Net asset value, beginning of period	$10.50	$10.00		$11.12
Income from Investment Operations:
Net investment income (1)	0.15	0.04		0.11
Net realized and unrealized gain on investments and foreign currency transactions	1.44	0.46		0.84
Total from investment operations	1.59	0.50		0.95
Distributions:
Dividends from net investment income	(0.01)	-		-
Total distributions	(0.01)	-		-
Redemption fees added to paid-in capital (1)	0.00 (3)	-		0.00	(3)
Net asset value, end of period	$12.08	$10.50		$12.07
Total return	15.18%	5.00	%(5)	8.54	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$34,051	$13,080		$2,631
Operating expenses before expense reimbursement/waiver	2.40%	4.19	%(6)	2.65	%(6)
Operating expenses after expense reimbursement/waiver	1.09%	1.09	%(6)	1.34	%(6)
Net investment income after expense reimbursement/waiver	1.43%	2.19	%(6)	2.12	%(6)
Portfolio turnover rate (2)	79.52%	41.71	%(5)	79.52	%(5)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)  Amount represents less than $0.005 per share.

(4)  Class I Shares commenced investment operations on July 29, 2009.

(5)  Non-annualized.

(6)  Annualized.

(7)  Class II Shares commenced investment operations on March 31, 2010.

See Notes to Financial Statements

JOHCM International Select Fund 2010 Annual Report
10

Notes to Financial Statements

September 30, 2010

1.  Organization

The JOHCM International Select Fund (the "Fund") is a separate series of the DundeeWealth Funds, formerly known as BHR Institutional Funds, (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and to offer two classes of shares: Class I Shares and Class II Shares. The accompanying financial statements and financial highlights are those of the Fund, which commenced investment operations on July 29, 2009. Class II Shares of the Fund commenced operations as of March 31, 2010. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and invests in equity securities of foreign companies across all capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies headquartered outside of the United States.

It is expected that a significant portion of the Fund's assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

Foreign Issuers Risks

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Concentration Risks

Although the Fund has a diversified investment portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), it may, at certain times, have concentrations that may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with GAAP in the U.S requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Offering Costs – Offering costs have been incurred by the Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its

JOHCM International Select Fund 2010 Annual Report
11

Notes to Financial Statements
(Continued)

duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If JO Hambro Capital Management Ltd.'s (the "Sub-Adviser" or "JO Hambro") prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under GAAP.

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2010, the Fund had no investments in futures contracts or options on futures.

Forward Foreign Exchange Contracts – The Fund may engage in forward foreign exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies.

During the year ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations.

During the year ended September 30, 2010, the Fund had no investments in options.

Foreign Currency Translations – The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of the Fund is the value of that class's portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JOHCM International Select Fund 2010 Annual Report
12

Notes to Financial Statements
(Continued)

The summary of inputs used to determine the fair value of the Fund's investments as of September 30, 2010, is as follows:

Level 1: Quoted Prices
Common Stocks Market Value:
United States	$888,112
Short-term Investments Market Value	1,255,041
Total Level 1 Market Value of Investments	$2,143,153
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Australia	$1,817,360
Bermuda	939,945
Canada	1,928,423
China	2,760,969
Germany	5,920,788
Hong Kong	937,592
Indonesia	2,729,785
Ireland	950,299
Japan	6,342,302
Luxembourg	990,640
Netherland	2,686,700
Singapore	905,392
Switzerland	2,735,162
Turkey	936,971
United Kingdom	2,754,443
Total Level 2 Market Value of Investments	$35,336,771
Total Market Value of Investments	$37,479,924

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2010.

There were no Level 3 investments held at September 30, 2010 or September 30, 2009.

To adjust for the time difference between local market close and the calculation of the NAV, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund's financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund's financial statements and determined that there was no impact as of September 30, 2010.

4.  Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.85% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Fund.

DundeeWealth US has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with JO Hambro, pursuant to which JO Hambro serves as sub-adviser to the Fund. Sub-advisory fees are paid by DundeeWealth US, not out of the Fund's assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and JO Hambro provide a continuous investment program for the Fund's portfolio, and oversee the administration of all aspects relating to the Fund's business and affairs.

For its services as investment sub-adviser to the Fund, JO Hambro is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. JO Hambro will be paid 0.40% on the first $30,000,000; 0.58% on the next $70,000,000; 0.64% on the balance of the average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses from exceeding 1.09% for a period of three years ending July 31, 2012 ("Expense Limitation"). The Adviser may recapture any such waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made, as long as Expense Limitations are maintained. For the year ended September 30, 2010, the Adviser reimbursed the Fund $301,521. The balance of recoverable expenses to the Adviser at September 30, 2010 was $325,126.

For the year ended September 30, 2009, expiring September 30, 2012	For the year ended September 30, 2010, expiring September 30, 2013	Balances of Recoverable Expenses to the Adviser
$23,605	$301,521	$325,126

The Trust does not pay any fees to its Officers for their services as such, except for the former Chief Compliance Officer, who received $1,250 per month for the entire Trust. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer for the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2010, the Fund was allocated $13,886 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000

JOHCM International Select Fund 2010 Annual Report
13

Notes to Financial Statements
(Continued)

for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate of 0.25% of its Class II Shares' average daily net assets, the annual limitation under the Service Plan.

6.  Other Service Providers

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. ("BNYMIS") and BNY Mellon Distributors Inc., respectively.

The Trust has entered into an Administration and Accounting Services Agreement with BNYMIS, to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

As of January 28, 2010, Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares. Prior to January 28, 2010, BNY Mellon Distributors Inc. served as the Fund's distributor.

PFPC Trust Company acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Pursuant to a services agreement, BNYMIS agreed to waive $25,173 in administration and accounting, custodian, and transfer agent fees for the Fund for the year ended September 30, 2010.

7.  Distributions To Shareholders

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

Distribution paid from:
Ordinary income	$19,141

There were no distributions paid during the period ended September 30, 2009.

8.  Investment Transactions

Investment transactions for the year ended September 30, 2010, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$38,529,602	$18,975,924

9.  Federal Income Taxes

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2010, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$373,420
Undistributed long-term capital gains	54,603
Deferred post-October losses	(47,205)
Unrealized appreciation*	4,137,785
Total accumulated earnings	$4,518,603

*Includes unrealized appreciation on foreign currency translations.

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

Under the current tax law, capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2010, the Fund had deferred currency losses of $47,205.

During the year ended September 30, 2010, The Fund utilized capital loss carryforward of $18,729.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary.

JOHCM International Select Fund 2010 Annual Report
14

Notes to Financial Statements
(Continued)

10.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of capital gains to ordinary income and a write-off of disallowed offering cost. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2010, the reclassifications were as follows:

Decrease Paid-in Capital	Decrease Accumulated Net Investment Income	Increase Accumulated Realized Loss
$(31,053)	$(32,419)	$63,472

11.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12.  Subsequent Events

On November 22, 2010, Scotiabank, Dundee Corporation and DundeeWealth Inc. ("DundeeWealth"), the parent company of DundeeWealth US, LP, the investment adviser to the DundeeWealth Funds, jointly announced that Scotiabank had agreed to make an offer for all of the common shares of DundeeWealth that Scotiabank does not currently own. DundeeWealth has entered into a support agreement with Scotiabank, confirming that it will support the offer subject to standard Canadian securities law conditions and shareholder approval. Pending required approvals, it is expected that the transaction will close in early 2011.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

JOHCM International Select Fund 2010 Annual Report
15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DundeeWealth Funds
and Shareholders of the JOHCM International Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JOHCM International Select Fund (constituting a separate series of DundeeWealth Funds, hereafter referred to as the "Fund") at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers provides a reasonable basis for our opinion. The Fund's financial highlights for the period ended September 30, 2009 and its statement of changes in net assets for the period ended September 30, 2009 were audited by other independent accountants whose report dated November 24, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 26, 2010

JOHCM International Select Fund 2010 Annual Report
16

Board Considerations Regarding Investment Management Agreement
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons" of the Trust ("Independent Trustees"), unanimously approved the Advisory Agreement between DundeeWealth US, LP (the "Adviser") and the Trust on behalf of the Fund at a meeting held on May 26, 2010.

In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered information about the Adviser and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement.

(1)  The Nature, Extent and Quality of Services Provided by the Adviser.

The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that the Adviser pays for all compensation of officers of the Trust that are also employees of the Adviser. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services provided by the Adviser were satisfactory.

(2)  The Performance of the Fund and the Adviser.

The Trustees considered the investment experience of the Adviser. The Trustees considered the performance of the Fund. The Trustees considered the detailed report they had received from Morningstar in evaluating the performance of the Fund relative to its peer groups and considered the Fund's performance over the longer and shorter term periods.

(3)  Cost of Services Provided and Profits Realized by the Adviser.

In connection with the Trustee' consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to the Fund, the Board's analysis of the Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group as determined by Morningstar. The Board noted that the Fund's net expense ratio was generally in line with those of its peer group. The Board also noted the Adviser's agreement to limit the total expenses of the Fund. The Board also noted that the Sub-Adviser's fees are paid entirely by the Adviser so that no additional expenses are borne by shareholders for the engagement of the Sub-Adviser.

(4)  The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory fee level reflects these economies of scale for the benefit of shareholders.

(5)  Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

JOHCM International Select Fund 2010 Annual Report
17

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:*

Amy Duling Year of Birth: 1967	Chairman and Trustee	Since June 2006	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).	15	None

Independent Trustees:

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer.	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President; Comprehensive Oncology Care, LLC, President (1999-2008).	15	Advaxis, Inc.

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswinds Investments, LLC, Partner and Chief Executive Officer (2009); Cowen Asset Management, LLC, Chairman & Chief Executive Officer (2006-2009); Essex Investment Management, Co., Chief Executive Officer (2006 and prior).	15	None

*  Ms. Duling is an "interested person" under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

JOHCM International Select Fund 2010 Annual Report
18

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Moran Year of Birth: 1961	President	Since October 2006	DundeeWealth US, LP, Managing Partner; Constellation Investment Management Company, President (2005-2006); Turner Investment Partners, Director of Intermediary & Mutual Fund Distribution (1997-2005).

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010; BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007).

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP, Director of Finance and Administration;
Constellation Investment Management Company, Chief Financial Officer (2004-2006); SEI Investments, Account Director (2001-2004), Director of Fund Accounting (1999-2001).

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services LLC, Director/Chief Compliance Officer since 2010; Hanlon Investment Management, Chief Compliance Officer (2009-2010); Morgan Stanley Investment Management, Vice President, Compliance (2004-2009) and Vice President, Operations (2000-2004).

JOHCM International Select Fund 2010 Annual Report
19

Additional Fund Information

September 30, 2010
(Unaudited)

Briggs, Bunting & Dougherty, LLP ("BBD") was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trust's 2009 fiscal year. The Trust's Audit Committee participated in, and approved, the decision to change auditors. BBD's reports on the Trust's financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust's Audit Committee engaged PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to audit the Trust's financial statements for the fiscal year ending September 30, 2010. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2010, 0.00% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2010, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2010 2.59% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Foreign Tax Credit

The Fund intends to elect to pass through the foreign taxes paid for the year ended September 30, 2010. Accordingly, the following items are being designated in respect of that election:

Foreign Source Income: $673,947

Foreign Taxes Paid: $37,137

Proxy Voting Information

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund's Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund's website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2010 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund's complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JOHCM International Select Fund 2010 Annual Report
20

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

JOHCM International Select Fund 2010 Annual Report
21

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

JOHCM International Select Fund 2010 Annual Report
22

This page is left blank intentionally.

This page is left blank intentionally.

Annual Report

September 30, 2010

Mount Lucas U.S. Focused Equity Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

14	Report of Independent Registered Public Accounting Firm

15	Board Considerations Regarding Investment Management and Sub-Advisory Agreements

16	Interested and Independent Trustees of the Trust

17	Officers of the Trust

18	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC , Three Canal Plaza, Suite 100, Portland, ME 04101

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report

Letter to Shareholders

September 30, 2010
(Unaudited)

Dear Fellow Shareholder:

In last year's annual shareholder letter, I wrote about the stresses and strains of a recovering economy both domestically and globally. As we look back to the lows in March 2009, the market has once again proved its resiliency. The equity markets are steadily climbing back to the levels achieved in 2008 which has investors in every corner of the world asking a similar question: Where do we go from here? As we embark on what will hopefully be the next economic recovery and sustained bull market, I would like to reference a quote from one of the great investors of our time, Sir John Templeton, who passed away on July 8th 2008.

"Bull Markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria"

This particular insight from Templeton stems from a successful 60-year career as an investor and I believe offers a very timely and accurate context for the current state of the global economy. With little consensus among leading market strategists and a flurry of mixed economic signals, the markets continue to exhibit heightened levels of short-term volatility. Politicians have also jumped in the mix and seized upon the slow recovery to increase the rhetoric which dominates the financial press. Uncertainty and the lack of clear visibility has sidelined many investors from the equity markets, and at the same time, coerced many of them to increase their allocations to fixed income investments.

So, at which stage would Templeton place the current state of today's global economic recovery?

I think he would look at the performance of the economy and volatility of the market over the past twelve months and describe it as a "skeptical recovery". While the U.S. economy is growing, it still faces many challenges: a weak dollar, high unemployment, a suffering real estate market, increased regulatory costs and exploding sovereign debt levels. The European markets have their own host of sovereign debt woes and economic challenges. Canada, Australia, Asia and Latin America continue to be the only economic bright spots.

The chart below highlights the broad market returns for the U.S. and global markets as of September 30, 2010.

Index Name	3 Month	6 Month	YTD	1 Year
S&P 500	11.29%	-1.42%	3.89%	10.16%
Russell 1000	11.55%	-1.21%	4.41%	10.75%
Russell 1000 Growth	13.00%	-0.27%	4.36%	12.65%
Russell 1000 Value	10.13%	-2.14%	4.49%	8.90%
MSCI EAFE	16.53%	0.51%	1.46%	3.71%
MSCI Emerging Markets	18.16%	8.37%	11.02%	20.54%
MSCI AC Asia Pac	13.13%	2.55%	7.27%	9.75%
S&P/TSX Composite	13.56%	2.74%	9.21%	16.19%
Gold (London Fix PM)	5.06%	17.17%	20.18%	31.26%
BarCap Aggregate Bond Treasury	2.73%	7.54%	8.74%	7.32%
BarCap Municipal	3.40%	5.51%	6.83%	5.81%
BarCap US Corporate High Yield	6.71%	6.60%	11.53%	18.44%

As for the DundeeWealth Funds Family, the past twelve months provided many of the investment professionals managing our Funds with the opportunity to deliver strong investment returns relative to index and peer category returns. The current environment will require investors to be prudent in their risk-taking yet opportunistic in their investing. We believe our shareholders are better served by offering a family of funds that provide each of our managers with the autonomy, discretion and latitude to identify compelling investment opportunities and invest in them with high conviction.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to further grow their investment portfolios. To this end, we will continue to broaden our mutual fund offerings. Many of these new strategies will be managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner and collaborate with specialized and highly regarded investment management firms like JO Hambro Capital Management from London, England, Mount Lucas Management Group from Newtown, PA and Smith Group Asset Management from Dallas, TX.

We thank you for your confidence throughout the year and look forward to serving your investment needs in the future. For a list of our current fund offerings, please visit our website at www.dundeewealthus.com.

Best Regards,

Peter J. Moran
President
DundeeWealth Funds

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2010 to September 30, 2010 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Mount Lucas U.S. Focused Equity Fund (the "Fund"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expense Ratio(1)	Expenses Paid During the Period 4/01/10 to 9/30/10(2)
Mount Lucas U.S. Focused Equity Fund - Class I
Actual Fund Return	$1,000.00	$1,005.23	0.95%	$4.78
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81

(1)  Annualized, based on the Fund's expenses for the period.

(2)  Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
2

Performance

Mount Lucas U.S. Focused Equity Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	19.60%
Since Inception (10/01/07)	-6.91%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on September 28, 2007, the Fund began investing consistent with its investment objective on October 1, 2007.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 0.95%.

In the Fund's current prospectus, the Fund's gross expense ratio is 7.91%.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
3

Investment Review

Mount Lucas U.S. Focused Equity Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

The Fund is subadvised by Mount Lucas Management Corp. ("Mount Lucas"). The firm was founded in 1986 to provide alternative asset investments to institutional investors and high net worth individuals. Since its inception, the firm has emphasized the advantages of diversification, liquidity, transparency, and risk control and has developed several innovative and successful investment strategies that incorporate these characteristics.

The Mount Lucas U.S. Focused Equity Fund uses a quantitative approach to portfolio management. Investments for the Fund are selected based upon a proprietary equity model developed by the firm's principals that screens and ranks stocks within the S&P 500 Index. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria. Price momentum is calculated as the percentage change in the price of a stock between two dates. Mount Lucas' strategy maintains a focus on the large-cap universe and seeks to capitalize on Mount Lucas' belief that several ideas can lead to returns greater than the S&P 500® Index: deep value stock may outperform the market over the long-term, momentum can persist within the market, fewer stocks in a strategy may be beneficial, a long-term investment horizon is necessary because strategies need time to work, and asset weighted portfolio construction may hurt returns in the long-run. The portfolio typically holds between 20 – 40 stocks.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 19.60% versus the S&P 500 Index return of 10.16% for the same period. Since the inception of the Fund on October 1, 2007 through the period ended September 30, 2010, the Fund returned -6.91%, versus a return of -7.58% achieved by the S&P 500 Index.

Despite good returns in the last twelve months, the broader equity markets continued to exhibit above-average levels of volatility. Mixed economic signals contributed to the higher volatility levels which tested the patience and discipline of many investors over the course of the year. For those investors who remained committed to the Fund during the period, they were rewarded with substantial outperformance relative to the Fund's primary and secondary benchmarks.

During the period, the Fund's positive stock selection was the primary contributor to its outperformance relative to the S&P 500 Index. Both the sector allocation effect and the security selection effect were positive contributors to relative performance within the Consumer Discretionary sector. Allocation effect was also positive due to an underweight in the Financials sector and an overweight in the Telecommunications Services sector. The top five individual contributors to performance were Wyndham Worldwide Corp., Goodrich Corp., RadioShack Corp., Xerox Corp. and Newell Rubbermaid Inc.

The primary detractors from the Fund's relative performance included security selection across several sectors such as Industrials, Energy and Consumer Discretionary. The top five individual detractors from performance included Tesoro Corp., L-3 Communications Holdings Inc., Whirlpool Corp., Apollo Group Inc. (Cl A), and Ryder System Inc. The Fund's relative performance was also negatively impacted by strong performance from Apple Inc. which is a significant weight in the S&P 500 Index but a zero weight in the Fund during the period.

The Fund's quantitative investment process continues to identify companies that exhibit strong value and momentum characteristics. By employing an actively managed and concentrated investment approach, individual sector and security weights can be meaningfully different from the benchmark. The Fund's investment team believes that patient and disciplined investors who are committed to the Fund's investment process will benefit in the long-term from low portfolio turnover, which the Fund expects under normal market conditions, and high exposure to a strategic mix of value and momentum-driven stocks.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
4

Schedule of Investments

Mount Lucas U.S. Focused Equity Fund

September 30, 2010

	Number of Shares	Market Value
COMMON STOCKS - 98.3%
Consumer Discretionary - 27.7%
Darden Restaurants, Inc.	10,377	$443,928
Ford Motor Co.*	7,494	91,727
Gannett Co., Inc.	5,590	68,366
Limited Brands, Inc.	3,495	93,596
Meredith Corp.	13,684	455,814
Newell Rubbermaid, Inc.	25,723	458,127
priceline.com, Inc.*	442	153,966
Time Warner Cable, Inc.	8,465	457,025
Whirlpool Corp.	5,349	433,055
		2,655,604
Consumer Staples - 4.6%
Archer-Daniels-Midland Co.	13,789	440,145
Energy - 15.4%
Chevron Corp.	5,620	455,501
Murphy Oil Corp.	7,463	462,109
National Oilwell Varco, Inc.	10,300	458,041
Pioneer Natural Resources Co.	1,537	99,951
		1,475,602
Financials - 18.9%
American International Group, Inc.*	2,315	90,517
Apartment Investment & Management Co., Class A	4,167	89,090
Fifth Third Bancorp	6,683	80,396
Genworth Financial, Inc., Class A*	12,377	151,247
The Goldman Sachs Group, Inc.	2,724	393,836
The Travelers Companies, Inc.	8,629	449,571
Unum Group	20,319	450,066
XL Group plc	5,019	108,712
		1,813,435
Health Care - 5.3%
CIGNA Corp.	12,280	439,378
Intuitive Surgical, Inc.*	253	71,786
		511,164
Industrials - 4.7%
General Dynamics Corp.	7,129	447,772
Information Technology - 9.4%
Advanced Micro Devices, Inc.*	22,365	159,015
Akamai Technologies, Inc.*	2,321	116,468
Lexmark International, Inc., Class A*	2,424	108,159
SanDisk Corp.*	2,118	77,625
Xerox Corp.	42,864	443,642
		904,909

	Number of Shares	Market Value
Materials - 2.9%
Cliffs Natural Resources, Inc.	1,577	$100,802
Freeport-McMoRan Copper & Gold, Inc.	1,171	99,992
International Paper Co.	3,527	76,712
		277,506
Telecommunication Services - 9.4%
AT&T, Inc.	15,590	445,874
CenturyLink, Inc.	11,452	451,896
		897,770
Total Common Stocks (Cost $8,956,053)		9,423,907
	Principal Amount
SHORT-TERM INVESTMENTS - 3.4%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$326,011	326,011
Total Short-Term Investments (Cost $326,011)		326,011
Total Investments - 101.7% (Cost $9,282,064)***		9,749,918
Liabilities in Excess of Other Assets - (1.7)%		(161,773)
NET ASSETS - 100.0%		$9,588,145

*  Non-income producing security.

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $9,290,000 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$645,876
Gross unrealized depreciation	(185,958)
Net unrealized appreciation	$459,918
Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	27.7%
Financials	18.9
Energy	15.4
Information Technology	9.4
Telecommunication Services	9.4
Health Care	5.3
Industrials	4.7
Consumer Staples	4.6
Materials	2.9
Cash and other	1.7
100.0%

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
5

Statement of Assets and Liabilities

Mount Lucas U.S. Focused Equity Fund

September 30, 2010

Assets:
Investments, at market value (cost $9,282,064) (Note 2 and Note 3)	$9,749,918
Receivable from Fund shares sold	73,550
Receivable from investment adviser (Note 4)	8,742
Dividends and interest receivable	2,169
Prepaid expenses	13,204
Total assets	9,847,583
Liabilities:
Payable for investments purchased	237,431
Payable for Fund shares redeemed	2,623
Administration and accounting fees payable (Note 5)	3,882
Custodian fees payable (Note 5)	2,548
Transfer agent fees payable (Note 5)	2,230
Chief Compliance Officer fees payable (Note 4)	517
Other accrued expenses	10,207
Total liabilities	259,438
Net Assets	$9,588,145
Net Assets consist of:
Paid-in capital	$10,844,091
Undistributed net investment income	41,671
Accumulated net realized loss on investments	(1,765,471)
Net unrealized appreciation on investments	467,854
Net Assets	$9,588,145
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	1,246,861
Net asset value, offering, and redemption price per share* (Note 2)	$7.69

*Shares of the Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
6

Statement of Operations

Mount Lucas U.S. Focused Equity Fund

For the Year Ended September 30, 2010

Investment Income:
Dividends	$125,654
Interest	48
Total investment income	125,702
Expenses:
Investment advisory fees (Note 4)	49,662
Administration and accounting fees (Note 5)	53,792
Transfer agent fees (Note 5)	24,403
Registration and filing fees	19,370
Custodian fees (Note 5)	17,505
Audit fees	17,483
Legal fees	16,866
Printing fees	7,814
Trustees' fees and expenses (Note 4)	5,178
Insurance expense	4,782
Chief Compliance Officer fees (Note 4)	3,726
Other	3,687
Subtotal	224,268
Fees waived and reimbursed by Adviser (Note 4)	(161,362)
Net expenses	62,906
Net Investment Income	62,796
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	931,366
Net change in unrealized depreciation on investments	(50,467)
Net Realized and Unrealized Gain on Investments	880,899
Net Increase in Net Assets Resulting from Operations	$943,695

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
7

Statement of Changes in Net Assets

Mount Lucas U.S. Focused Equity Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Operations:
Net investment income	$62,796	$53,270
Net realized gain (loss) on investments	931,366	(1,735,901)
Net change in unrealized appreciation/depreciation on investments	(50,467)	1,090,032
Net Increase (Decrease) in Net Assets Resulting from Operations	943,695	(592,599)
Distributions to Shareholders from:
Net investment income	(42,436)	(129,747)
Total distributions to shareholders	(42,436)	(129,747)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	6,662,376	2,129,670
Shares issued as reinvestment of distributions	42,284	59,536
Shares redeemed	(1,857,322)	(2,365,719)
Net increase (decrease) in net assets from shares of beneficial interest transactions	4,847,338	(176,513)
Redemption fees	12,820	510
Net increase (decrease) in net assets	5,761,417	(898,349)
Net Assets:
Beginning of year	3,826,728	4,725,077
End of year	$9,588,145	$3,826,728
Undistributed net investment income	$41,671	$21,651
Shares of Beneficial Interest Transactions (Class I):
Shares sold	914,026	376,447
Shares issued as reinvestment of distributions	5,968	11,743
Shares redeemed	(262,337)	(467,312)
Net increase (decrease) in shares outstanding	657,657	(79,122)

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
8

Financial Highlights

Mount Lucas U.S. Focused Equity Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Year Ended 9/30/09 Class I	For the Year Ended 9/30/08 Class I	For the Period Ended 9/30/07(1) Class I
Net asset value, beginning of period	$6.49	$7.07	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.07	0.10	0.12	-
Net realized and unrealized gain (loss) on investments	1.19	(0.51)	(2.99)	-
Total from investment operations	1.26	(0.41)	(2.87)	-
Less Distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.06)	-
Total distributions	(0.07)	(0.17)	(0.06)	-
Redemption fees added to paid-in capital (2)	0.01	0.00 (3)	-	-
Net asset value, end of period	$7.69	$6.49	$7.07	$10.00
Total return	19.60%	(5.16%)	(28.88%)	-%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$9,588	$3,827	$4,725	$-
Operating expenses:
Before expense reimbursement/waiver	3.39%	7.91%	6.39%	-%
After expense reimbursement/waiver	0.95%	0.95%	0.95%	-%
Net investment income:
After expense reimbursement/waiver	0.95%	1.92%	1.41%	-%
Portfolio turnover rate	120.20%	178.60%	89.99%	-%

(1)  The Fund commenced operations on September 28, 2007.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Amount represents less than $0.005.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
9

Notes to Financial Statements

September 30, 2010

1.  Organization

The Mount Lucas U.S. Focused Equity Fund (the "Fund") is a separate series of the DundeeWealth Funds, formerly known as BHR Institutional Funds, (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006.The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares").The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2010, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and invests in large capitalization U.S. common stocks with value characteristics. Under normal market conditions, the Fund invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 20 and 40 stocks.

It is expected that a significant portion of the Fund's assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

Non-Diversification and Concentration Risks

The Fund has a non-diversified investment portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with GAAP in the U.S requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Mount Lucas Management Corp.'s (the "Sub-Adviser" or "Mount Lucas") prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under GAAP.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
10

Notes to Financial Statements
(Continued)

pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2010, the Fund had no investments in futures contracts or options on futures.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations.

During the year ended September 30, 2010, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of the Fund is the value of that class's portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund's investments as of September 30, 2010, is as follows:

Level 1 – Quoted Prices*	$9,749,918
Total Market Value of Investments	$9,749,918

*  Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

There were no Level 2 or 3 investments held at September 30, 2010 or September 30, 2009.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund's financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund's financial statements and determined that there was no impact as of September 30, 2010.

4.  Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Fund.

DundeeWealth US has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Mount Lucas, pursuant to which Mount Lucas serves as sub-adviser to the Fund.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
11

Notes to Financial Statements
(Continued)

Sub-advisory fees are paid by DundeeWealth US, not out of the Fund's assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Mount Lucas provide a continuous investment program for the Fund's portfolio, and oversee the administration of all aspects relating to the Fund's business and affairs.

For its services as investment sub-adviser to the Fund, Mount Lucas is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Mount Lucas will be paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses from exceeding 0.95% for the Class I shares of the Fund until September 27, 2011 ("Expense Limitation"). The Trust has agreed, commencing September 27, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by DundeeWealth US, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by DundeeWealth US under the Expense Limitation and to repay DundeeWealth the amount of such excess fees or expenses. For the year ended September 30, 2010, the Adviser reimbursed the Fund $161,362. The balance of recoverable expenses to the Adviser at September 30, 2010 was $1,456.

For the year ended September 30, 2010, expiring September 30, 2013	Balances of Recoverable Expenses to the Adviser
$1,456	$1,456

The Trust does not pay any fees to its Officers for their services as such, except for the former Chief Compliance Officer, who received $1,250 per month for the entire Trust. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer for the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2010, the Fund was allocated $3,726 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Other Service Providers

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. ("BNYMIS") and BNY Mellon Distributors Inc., respectively.

The Trust has entered into an Administration and Accounting Services Agreement with BNYMIS, to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

As of January 28, 2010, Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares. Prior to January 28, 2010, BNY Mellon Distributors Inc. served as the Fund's distributor.

PFPC Trust Company acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

6.  Distributions To Shareholders

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Distribution paid from:
Ordinary income	$42,436	$129,747

7.  Investment Transactions

Investment transactions for the year ended September 30, 2010, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$12,569,579	$7,770,764

8.  Federal Income Taxes

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2010, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$48,038
Other book/tax differences	(6,367)
Capital loss carryforward	(1,757,535)
Unrealized appreciation	459,918
Total accumulated losses	$(1,255,946)

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2010, the Fund had a capital loss carryforward of $1,757,535, which is available to reduce future required distributions of net capital gains to shareholders. $953,379 is available through 2017 and $804,156 is available through 2018.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
12

Notes to Financial Statements
(Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary.

9.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of real estate investment trust distributions from ordinary income to captial gains. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2010, the reclassifications were as follows:

Decrease Undistributed Net Investment Income	Decrease Realized Loss on Investments
$(340)	$340

10.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

11.  Subsequent Events

On November 22, 2010, Scotiabank, Dundee Corporation and DundeeWealth Inc. ("DundeeWealth"), the parent company of DundeeWealth US, LP, the investment adviser to the DundeeWealth Funds, jointly announced that Scotiabank had agreed to make an offer for all of the common shares of DundeeWealth that Scotiabank does not currently own. DundeeWealth has entered into a support agreement with Scotiabank, confirming that it will support the offer subject to standard Canadian securities law conditions and shareholder approval. Pending required approvals, it is expected that the transaction will close in early 2011.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DundeeWealth Funds
and Shareholders of the Mount Lucas U.S. Focused Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mount Lucas U.S. Focused Equity Fund (constituting a separate series of DundeeWealth Funds, hereafter referred to as the "Fund") at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers provides a reasonable basis for our opinion. The Fund's financial highlights for the three periods in the period ended September 30, 2009 and its statement of changes in net assets for the period ended September 30, 2009 were audited by other independent accountants whose report dated November 24, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 26, 2010

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
14

Board Considerations Regarding Investment Management and Sub-Advisory Agreements
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons" of the Trust ("Independent Trustees"), unanimously approved (i) the Advisory Agreement between DundeeWealth US, LP (the "Adviser") and the Trust on behalf of the Fund and (ii) the Sub-Advisory Agreement between the Adviser and Mount Lucas Management Corp. ("Mount Lucas") at a meeting held on May 26, 2010.

In determining whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board exercised its business judgment and considered information about the Adviser, Mount Lucas and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory and Sub-Advisory Agreements.

(1)  The Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser.

The Board considered the scope and quality of services provided by the Adviser and the Sub-Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that the Adviser pays for all compensation of officers of the Trust that are also employees of the Adviser. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services provided by the Adviser and the Sub-Adviser were satisfactory.

(2)  The Performance of the Fund and the Adviser and Sub-Adviser.

The Trustees considered the investment experience of the Adviser and the Sub-Adviser. The Trustees considered the performance of the Fund as well as historical performance of other accounts managed by the Sub-Adviser using investment strategies substantially similar to those of the Fund. The Trustees considered the detailed report they had received from Morningstar in evaluation the performance of the Fund relative to its peer groups and considered the Fund's performance over the longer and shorter term periods.

(3)  Cost of Services Provided and Profits Realized by the Adviser.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to the Fund, the Board's analysis of the Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group as determined by Morningstar. The Board noted that the Fund's net expense ratio was generally in line with those of its peer group. The Board also noted the Adviser's agreement to limit the total expenses of the Fund. The Board also noted that the Sub-Adviser's fees are paid entirely by the Adviser so that no additional expenses are borne by shareholders for the engagement of the Sub-Adviser.

(4)  The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

(5)  Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between the Adviser and the Sub-Adviser which, subject to applicable law and fiduciary duties, could in certain circumstances, allow the Adviser to receive compensation from the Sub-Adviser in the event a Fund is reorganized out of the Trust.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Advisory and Sub-Advisory Agreements were fair and reasonable with respect to the services that the Adviser and Mount Lucas would each provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
15

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:*

Amy Duling Year of Birth: 1967	Chairman and Trustee	Since June 2006	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).	15	None

Independent Trustees:

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer.	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President; Comprehensive Oncology Care, LLC, President (1999-2008).	15	Advaxis, Inc.

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswinds Investments, LLC, Partner and Chief Executive Officer (2009); Cowen Asset Management, LLC, Chairman & Chief Executive Officer (2006-2009); Essex Investment Management, Co., Chief Executive Officer (2006 and prior).	15	None

*  Ms. Duling is an "interested person" under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
16

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Moran Year of Birth: 1961	President	Since October 2006	DundeeWealth US, LP, Managing Partner; Constellation Investment Management Company, President (2005-2006); Turner Investment Partners, Director of Intermediary & Mutual Fund Distribution (1997-2005).

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010; BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007).

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP, Director of Finance and Adminstration; Constellation Investment Management Company, Chief Financial Officer (2004-2006); SEI Investments, Account Director (2001-2004), Director of Fund Accounting (1999-2001).

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services LLC, Director/Chief Compliance Officer since 2010; Hanlon Investment Management, Chief Compliance Officer (2009-2010); Morgan Stanley Investment Management, Vice President, Compliance (2004-2009) and Vice President, Operations (2000-2004).

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
17

Additional Fund Information

September 30, 2010
(Unaudited)

Briggs, Bunting & Dougherty, LLP ("BBD") was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trust's 2009 fiscal year. The Trust's Audit Committee participated in, and approved, the decision to change auditors. BBD's reports on the Trust's financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust's Audit Committee engaged PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to audit the Trust's financial statements for the fiscal year ending September 30, 2010. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2010, 0.04% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2010, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2010 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund's Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund's website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2010 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund's complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
18

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth	Can you limit this sharing? Funds share?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
19

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

Mount Lucas U.S. Focused Equity Fund 2010 Annual Report
20

Annual Report

September 30, 2010

Smith Group Large Cap Core Growth Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

14	Report of Independent Registered Public Accounting Firm

15	Board Considerations Regarding Investment Management and Sub-Advisory Agreements

17	Interested and Independent Trustees of the Trust

18	Officers of the Trust

19	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC , Three Canal Plaza, Suite 100, Portland, ME 04101

Smith Group Large Cap Core Growth Fund 2010 Annual Report

Letter to Shareholders

September 30, 2010
(Unaudited)

Dear Fellow Shareholder:

In last year's annual shareholder letter, I wrote about the stresses and strains of a recovering economy both domestically and globally. As we look back to the lows in March 2009, the market has once again proved its resiliency. The equity markets are steadily climbing back to the levels achieved in 2008 which has investors in every corner of the world asking a similar question: Where do we go from here? As we embark on what will hopefully be the next economic recovery and sustained bull market, I would like to reference a quote from one of the great investors of our time, Sir John Templeton, who passed away on July 8th 2008.

"Bull Markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria"

This particular insight from Templeton stems from a successful 60-year career as an investor and I believe offers a very timely and accurate context for the current state of the global economy. With little consensus among leading market strategists and a flurry of mixed economic signals, the markets continue to exhibit heightened levels of short-term volatility. Politicians have also jumped in the mix and seized upon the slow recovery to increase the rhetoric which dominates the financial press. Uncertainty and the lack of clear visibility has sidelined many investors from the equity markets, and at the same time, coerced many of them to increase their allocations to fixed income investments.

So, at which stage would Templeton place the current state of today's global economic recovery?

I think he would look at the performance of the economy and volatility of the market over the past twelve months and describe it as a "skeptical recovery". While the U.S. economy is growing, it still faces many challenges: a weak dollar, high unemployment, a suffering real estate market, increased regulatory costs and exploding sovereign debt levels. The European markets have their own host of sovereign debt woes and economic challenges. Canada, Australia, Asia and Latin America continue to be the only economic bright spots.

The chart below highlights the broad market returns for the U.S. and global markets as of September 30, 2010.

Index Name	3 Month	6 Month	YTD	1 Year
S&P 500	11.29%	-1.42%	3.89%	10.16%
Russell 1000	11.55%	-1.21%	4.41%	10.75%
Russell 1000 Growth	13.00%	-0.27%	4.36%	12.65%
Russell 1000 Value	10.13%	-2.14%	4.49%	8.90%
MSCI EAFE	16.53%	0.51%	1.46%	3.71%
MSCI Emerging Markets	18.16%	8.37%	11.02%	20.54%
MSCI AC Asia Pac	13.13%	2.55%	7.27%	9.75%
S&P/TSX Composite	13.56%	2.74%	9.21%	16.19%
Gold (London Fix PM)	5.06%	17.17%	20.18%	31.26%
BarCap Aggregate Bond Treasury	2.73%	7.54%	8.74%	7.32%
BarCap Municipal	3.40%	5.51%	6.83%	5.81%
BarCap US Corporate High Yield	6.71%	6.60%	11.53%	18.44%

As for the DundeeWealth Funds Family, the past twelve months provided many of the investment professionals managing our Funds with the opportunity to deliver strong investment returns relative to index and peer category returns. The current environment will require investors to be prudent in their risk-taking yet opportunistic in their investing. We believe our shareholders are better served by offering a family of funds that provide each of our managers with the autonomy, discretion and latitude to identify compelling investment opportunities and invest in them with high conviction.

We believe a well constructed global asset allocation strategy with exposure to certain critical and unique asset classes will be necessary for investors to further grow their investment portfolios. To this end, we will continue to broaden our mutual fund offerings. Many of these new strategies will be managed by a U.S.-registered investment division of our parent company DundeeWealth Inc., based in Toronto, ON. Additionally, we continue to partner and collaborate with specialized and highly regarded investment management firms like JO Hambro Capital Management from London, England, Mount Lucas Management Group from Newtown, PA and Smith Group Asset Management from Dallas, TX.

We thank you for your confidence throughout the year and look forward to serving your investment needs in the future. For a list of our current fund offerings, please visit our website at www.dundeewealthus.com.

Best Regards,

Peter J. Moran
President
DundeeWealth Funds

Smith Group Large Cap Core Growth Fund 2010 Annual Report
1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2010 to September 30, 2010 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Smith Group Large Cap Core Growth Fund (the "Fund"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expense Ratio(1)	Expenses Paid During the Period 4/01/10 to 9/30/10(2)
Smith Group Large Cap Core Growth Fund - Class I
Actual Fund Return	$1,000.00	$989.77	0.79%	$3.94
Hypothetical 5% Return	$1,000.00	$1,021.11	0.79%	$4.00

(1) Annualized, based on the Fund's expenses for the period.

(2)  Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
2

Performance

Smith Group Large Cap Core Growth Fund

Average Annual Total Returns*

As of September 30, 2010

Class I
1 year	7.64%
Since Inception (6/01/07)	-10.82%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on May 31, 2007, the Fund began investing consistent with its investment objective on June 1, 2007.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2010 is 0.79%.

In the Fund's current prospectus, the Fund's gross expense ratio is 2.59%.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
3

Investment Review

Smith Group Large Cap Core Growth Fund

September 30, 2010 (Unaudited)

Investment Philosophy & Process

The Fund is subadvised by Smith Group Asset Management ("Smith"). When selecting investments for the Fund, Smith applies an engineering approach that leverages technology and fundamental research to identify companies with undiscovered growth potential. Smith uses its research to create a risk controlled portfolio of companies that it believes may deliver attractive and consistent return patterns.

The security selection process for the Fund consists of three steps. Beginning with a universe of large capitalization stocks, Smith's investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market. Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.

The first two screening steps produce a list of eligible companies that are then subjected to traditional fundamental analysis to further understand each company's business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund.

Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials' downward guidance on company performance or earnings or the announcement of a buyout.

Performance Review

For the one year period ended September 30, 2010, the Fund returned 7.64% versus the S&P 500 Index return of 10.16% for the same period. For the three year period ended September 30, 2010, the Fund returned -12.83% versus the S&P 500 Index return of -7.16% for the same period. Since the inception of the Fund on May 31, 2007 through the period ended September 30, 2010, the Fund returned -10.82% on an annualized basis, versus an annualized return of -6.49% posted by the S&P 500 Index.

The majority of the Fund's underperformance during the fiscal year was attributable to stock selection versus sector weighting. Stock selection within Consumer Discretionary, Information Technology, and the Industrials sectors were the largest detractors of performance. The top five individual detractors from performance include McAfee Inc., Apollo Group Inc. (Cl A), Lender Processing Services Inc., Aeropastale Inc. and GrafTech International Ltd. Alternatively, the Fund's relative performance was helped by an underweight position in the Financials sector versus the benchmark and also by positive security selection within the Health Care sector. The top four individual contributors to the Fund's relative performance were Valeant Pharmaceuticals International, TIBCO Software Inc., Autoliv Inc. and Freeport-McMoRan Copper & Gold Inc. The Fund's relative performance was also helped by a zero weight in Bank of America Corp., which performed poorly during the period and represented a significant weight in the Fund's benchmark.

Earnings driven investment strategies, such as the Fund's, have faced a high degree of frustration over the past two years. Preoccupation with Washington has kept many focused on macro considerations, rather than company-specific differentiators. And with that shift has come a considerable amount of uncertainty. The Fed has adopted a stop-then-start quantitative easing policy, stimulus is a primary GDP input, regulatory reform will take years to understand, and tax policy resembles a tennis ball during a long rally point at the U.S. Open. All this makes sensational news, but leaves investors with a vacuum when it comes to a sense of direction.

The result has been a market driven largely by macro considerations. The Fund's management team's risk models currently attribute 70% of stock price changes to market factors, an all-time high. This is reinforced by correlations between stock movements of late, also establishing a new ceiling around 75%. With stocks largely moving in lockstep, historically relevant stock picking tools are less effective. Investors' confidence in their own ability to pick winners is shaken and many have turned to directional bets instead.

What do earnings driven strategies need to come back in favor? The easy answer is for investors to refocus on earnings. In the long run, asset prices have a linkage to the future earnings they can generate, but in the short run occasionally it breaks down. For the Fund's earnings driven strategy to excel, a re-coupling between stock prices and the earnings potential of the company is necessary. The management team believes the key to that coupling is confidence. Economic growth trends need some modicum of predictability so consumers, companies, and investors can look beyond the next news release and plan accordingly. Macro driven markets have always presented a temporary challenge for earnings driven strategies, but the fact is that most of the time earnings do matter to investors. The Fund's management team believes quite strongly that earnings will once again matter to investors in the near future.

The performance data quoted represents past performance; past performance is no guarantee of future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
4

Schedule of Investments

Smith Group Large Cap Core Growth Fund

September 30, 2010

	Number of Shares	Market Value
COMMON STOCKS - 98.6%
Consumer Discretionary - 15.3%
Autoliv, Inc.	18,840	$1,230,817
Bed Bath & Beyond, Inc.*	25,170	1,092,630
Limited Brands, Inc.	38,280	1,025,138
Mattel, Inc.	45,820	1,074,937
priceline.com, Inc.*	2,915	1,015,411
Ross Stores, Inc.	18,040	985,345
		6,424,278
Consumer Staples - 9.1%
Brown - Forman Corp., Class B	16,530	1,018,909
Hansen Natural Corp.*	20,400	951,048
Tyson Foods, Inc., Class A	53,980	864,760
Whole Foods Market, Inc.*	26,600	987,126
		3,821,843
Energy - 9.4%
Cimarex Energy Co.	12,700	840,486
Exxon Mobil Corp.	16,210	1,001,616
Helmerich & Payne, Inc.	25,490	1,031,325
Newfield Exploration Co.*	18,440	1,059,194
		3,932,621
Financials - 9.1%
American Express Co.	23,180	974,255
Capital One Financial Corp.	23,080	912,814
Franklin Resources, Inc.	10,170	1,087,173
PNC Financial Services Group, Inc.	16,220	841,980
		3,816,222
Health Care - 12.3%
Celgene Corp.*	17,000	979,370
Endo Pharmaceuticals Holdings, Inc.*	36,500	1,213,260
Express Scripts, Inc.*	22,940	1,117,178
McKesson Corp.	14,910	921,140
Watson Pharmaceuticals, Inc.*	22,100	935,051
		5,165,999
Industrials - 15.3%
Eaton Corp.	13,000	1,072,370
Illinois Tool Works, Inc.	22,860	1,074,877
Manpower, Inc.	20,730	1,082,106
Parker Hannifin Corp.	15,900	1,113,954
Thomas & Betts Corp.*	25,790	1,057,906
United Parcel Service, Inc., Class B	15,300	1,020,357
		6,421,570
Information Technology - 22.7%
Apple, Inc.*	4,030	1,143,513
Arrow Electronics, Inc.*	41,300	1,103,949
BMC Software, Inc.*	25,590	1,035,883
Hewlett-Packard Co.	20,940	880,946
International Business Machines Corp.	7,560	1,014,098
Jabil Circuit, Inc.	67,960	979,304
Microsoft Corp.	37,400	915,926

	Number of Shares	Market Value
Information Technology (continued)
NetApp, Inc.*	23,400	$1,165,086
TIBCO Software, Inc.*	73,700	1,307,438
		9,546,143
Materials - 5.4%
Freeport-McMoRan Copper & Gold, Inc.	14,300	1,221,077
The Lubrizol Corp.	9,900	1,049,103
		2,270,180
Total Common Stocks (Cost $37,968,298)		41,398,856
	Principal Amount
SHORT-TERM INVESTMENTS - 1.3%
PNC Bank Money Market Account, 0.05%**, due 10/01/10	$534,129	534,129
Total Short-Term Investments (Cost $534,129)		534,129
Total Investments - 99.9% (Cost $38,502,427)***		41,932,985
Other Assets Less Liabilities - 0.1%		56,554
NET ASSETS - 100.0%		$41,989,539

*  Non-income producing security.

**  Current yield as of September 30, 2010.

***  Aggregate tax cost is $38,536,546 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,369,812
Gross unrealized depreciation	(973,373)
Net unrealized appreciation	$3,396,439
Sector Allocation (Unaudited)	% of Net Assets
Information Technology	22.7%
Consumer Discretionary	15.3
Industrials	15.3
Health Care	12.3
Energy	9.4
Consumer Staples	9.1
Financials	9.1
Materials	5.4
Cash and other	1.4
100.0%

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2010 Annual Report
5

Statement of Assets and Liabilities

Smith Group Large Cap Core Growth Fund

September 30, 2010

Assets:
Investments, at market value (cost $38,502,427) (Note 2 and Note 3)	$41,932,985
Receivable from Fund shares sold	110,613
Receivable from investment adviser (Note 4)	16,087
Dividends and interest receivable	19,364
Prepaid expenses	14,864
Total assets	42,093,913
Liabilities:
Payable for Fund shares redeemed	53,600
Transfer agent fees payable (Note 5)	11,168
Legal and audit fees payable	10,325
Administration and accounting fees payable (Note 5)	9,549
Printing fees payable	9,165
Custodian fees payable (Note 5)	7,015
Chief Compliance Officer fees payable (Note 4)	2,337
Other accrued expenses	1,215
Total liabilities	104,374
Net Assets	$41,989,539
Net Assets consist of:
Paid-in capital	$51,027,799
Undistributed net investment income	47,383
Accumulated net realized loss on investments	(12,516,201)
Net unrealized appreciation on investments	3,430,558
Net Assets	$41,989,539
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	6,201,067
Net asset value, offering, and redemption price per share* (Note 2)	$6.77

*Shares of the Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2010 Annual Report
6

Statement of Operations

Smith Group Large Cap Core Growth Fund

For the Year Ended September 30, 2010

Investment Income:
Dividends	$408,942
Interest	625
Total investment income	409,567
Expenses:
Investment advisory fees (Note 4)	225,280
Administration and accounting fees (Note 5)	138,721
Legal fees	107,464
Transfer agent fees (Note 5)	75,448
Custodian fees (Note 5)	37,433
Registration and filing fees	32,992
Insurance expense	32,121
Trustees' fees and expenses (Note 4)	30,914
Chief Compliance Officer fees (Note 4)	18,838
Audit fees	17,483
Other	17,952
Subtotal	734,646
Fees waived and reimbursed by Adviser (Note 4)	(442,890)
Net expenses	291,756
Net Investment Income	117,811
Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,896,009
Net change in unrealized appreciation on investments	358,822
Net Realized and Unrealized Gain on Investments	2,254,831
Net Increase in Net Assets Resulting from Operations	$2,372,642

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2010 Annual Report
7

Statement of Changes in Net Assets

Smith Group Large Cap Core Growth Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Operations:
Net investment income	$117,811	$85,309
Net realized gain (loss) on investments	1,896,009	(10,743,158)
Net change in unrealized appreciation on investments	358,822	5,154,452
Net Increase (Decrease) in Net Assets Resulting from Operations	2,372,642	(5,503,397)
Distributions to Shareholders from:
Net investment income	(119,614)	(61,084)
Total distributions to shareholders	(119,614)	(61,084)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	24,854,573	15,209,155
Shares issued as reinvestment of distributions	108,625	59,250
Shares redeemed	(12,107,094)	(12,371,321)
Net increase in net assets from shares of beneficial interest transactions	12,856,104	2,897,084
Redemption fees	76	-
Net increase (decrease) in net assets	15,109,208	(2,667,397)
Net Assets:
Beginning of year	26,880,331	29,547,728
End of year	$41,989,539	$26,880,331
Undistributed net investment income	$47,383	$49,186
Shares of Beneficial Interest Transactions (Class I):
Shares sold	3,818,588	2,633,355
Shares issued as reinvestment of distributions	16,459	10,128
Shares redeemed	(1,891,738)	(2,138,962)
Net increase in shares outstanding	1,943,309	504,521

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2010 Annual Report
8

Financial Highlights

Smith Group Large Cap Core Growth Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/10 Class I	For the Year Ended 9/30/09 Class I	For the Year Ended 9/30/08 Class I	For the Period Ended 9/30/07(1) Class I
Net asset value, beginning of period	$6.31	$7.87	$10.31	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.02	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.46	(1.56)	(2.43)	0.30
Total from investment operations	0.48	(1.54)	(2.41)	0.31
Less Distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.03)	-
Total distributions	(0.02)	(0.02)	(0.03)	-
Redemption fees added to paid-in capital (2)	0.00 (3)	-	-	-
Net asset value, end of period	$6.77	$6.31	$7.87	$10.31
Total return	7.64%	(19.59%)	(23.46%)	3.10	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$41,990	$26,880	$29,548	$15,405
Operating expenses:
Before expense reimbursement/waiver	1.99%	2.59%	2.59%	7.82	%(5)
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79	%(5)
Net investment income:
After expense reimbursement/waiver	0.32%	0.35%	0.20%	0.79	%(5)
Portfolio turnover rate	90.26%	138.18%	112.00%	11.99	%(4)

(1)  The Fund commenced operations on May 31, 2007.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Amount represent less than $0.005.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2010 Annual Report
9

Notes to Financial Statements

September 30, 2010

1.  Organization

The Smith Group Large Cap Core Growth Fund (the "Fund") is a separate series of the DundeeWealth Funds, formerly known as BHR Institutional Funds (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 1, 2006. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2010, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on May 31, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and, under normal market conditions, invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies which Smith Asset Management Group, LP (the "Sub-Adviser" or "Smith") believes have the highest probability of an earnings growth rate that exceeds investor expectations.

It is expected that a significant portion of the Fund's assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

Concentration Risks

Although the Fund has a diversified investment portfolio as defined under the Investment Act of 1940, as amended (the "1940 Act"), it may, at certain times, have concentrations that may cause the Fund to be more sensitive to economic changes or events occurring in certain sectors.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with GAAP in the U.S requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Smith's prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under GAAP.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in

Smith Group Large Cap Core Growth Fund 2010 Annual Report
10

Notes to Financial Statements
(Continued)

exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2010, the Fund had no investments in futures contracts.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations.

During the year ended September 30, 2010, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of the Fund is the value of that class's portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:   Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:   Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund's investments as of September 30, 2010, is as follows:

Level 1 – Quoted Prices*	$41,932,985
Total Market Value of Investments	$41,932,985

*  Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

There were no Level 2 or 3 investments held at September 30, 2010 or September 30, 2009.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund's financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund's financial statements and determined that there was no impact as of September 30, 2010.

4.  Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.61% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over the sub-adviser and is responsible for the investment performance of the Fund.

DundeeWealth US has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Smith, pursuant to which Smith serves as sub-adviser to the Fund. Sub-advisory fees are paid by DundeeWealth US, not out of the Fund's assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Smith provide a continuous investment program for the Fund's portfolio, and oversee the administration of all aspects relating to the Fund's business and affairs.

For its services as investment sub-adviser to the Fund, Smith is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on

Smith Group Large Cap Core Growth Fund 2010 Annual Report
11

Notes to Financial Statements
(Continued)

the average daily net assets of the Fund and paid monthly. Smith will be paid 0.30% on the first $100,000,000; 0.35% on the next $400,000,000; 0.40% on the next $500,000,000; and 0.35% on the balance of the average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses from exceeding 0.79% for the Class I shares of the Fund until May 28, 2011 ("Expense Limitation"). The Trust has agreed, commencing May 28, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by DundeeWealth US, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by DundeeWealth US under the Expense Limitation and to repay DundeeWealth the amount of such excess fees or expenses. For the year ended September 30, 2010, the Adviser reimbursed the Fund $442,890. The balance of recoverable expenses to the Adviser at September 30, 2010 was $171,291.

For the year ended September 30, 2010, expiring September 30, 2013	Balances of Recoverable Expenses to the Adviser
$171,291	$171,291

The Trust does not pay any fees to its Officers for their services as such, except for the former Chief Compliance Officer, who received $1,250 per month for the entire Trust. Currently, Martin Dziura of Cipperman Compliance Officer serves as Chief Compliance Officer for the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2010, the Fund was allocated $18,838 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $1,500 for quarterly and special meetings, a fee of $1,000 for each Audit Committee meeting and $250 per Fair Value Pricing Committee meeting attended. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Other Service Providers

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. ("BNYMIS") and BNY Mellon Distributors Inc., respectively.

The Trust has entered into an Administration and Accounting Services Agreement with BNYMIS, to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

As of January 28, 2010, Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares. Prior to January 28, 2010, BNY Mellon Distributors Inc. served as the Fund's distributor.

PFPC Trust Company acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

6.  Distributions To Shareholders

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Distribution paid from:
Ordinary income	$119,614	$61,084

7.  Investment Transactions

Investment transactions for the year ended September 30, 2010, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$44,520,608	$31,721,456

8.  Federal Income Taxes

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2010, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$62,097
Other book/tax differences	(14,714)
Capital loss carryforward	(12,482,082)
Unrealized appreciation	3,396,439
Total accumulated losses	$(9,038,260)

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2010, the Fund had a capital loss carryforward of $12,482,082, which is available to reduce future required distributions of net capital gains to shareholders. $274,339 is available through 2016; and $5,652,354 is available through 2017; and $6,555,389 is available through 2018.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended September 30, 2007 through September 30, 2010

Smith Group Large Cap Core Growth Fund 2010 Annual Report
12

Notes to Financial Statements
(Continued)

remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary.

9.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2010, there were no basis reclassifications.

10.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

11.  Subsequent Events

On November 22, 2010, Scotiabank, Dundee Corporation and DundeeWealth Inc. ("DundeeWealth"), the parent company of DundeeWealth US, LP, the investment adviser to the DundeeWealth Funds, jointly announced that Scotiabank had agreed to make an offer for all of the common shares of DundeeWealth that Scotiabank does not currently own. DundeeWealth has entered into a support agreement with Scotiabank, confirming that it will support the offer subject to standard Canadian securities law conditions and shareholder approval. Pending required approvals, it is expected that the transaction will close in early 2011.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DundeeWealth Funds
and Shareholders of the Smith Group Large Cap Core Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Smith Group Large Cap Core Growth Fund (constituting a separate series of DundeeWealth Funds, hereafter referred to as the "Fund") at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian provides a reasonable basis for our opinion. The Fund's financial highlights for the three periods in the period ended September 30, 2009 and its statement of changes in net assets for the period ended September 30, 2009 were audited by other independent accountants whose report dated November 24, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 26, 2010

Smith Group Large Cap Core Growth Fund 2010 Annual Report
14

Board Considerations Regarding Investment Management and Sub-Advisory Agreements
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons" of the Trust ("Independent Trustees"), unanimously approved the Advisory Agreement between DundeeWealth US, LP (the "Adviser") and the Trust on behalf of the Fund at a meeting held on May 26, 2010.

In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered information about the Adviser and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement.

(1)  The Nature, Extent and Quality of Services Provided by the Adviser.

The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the investment program of the Fund, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that the Adviser pays for all compensation of officers of the Trust that are also employees of the Adviser. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services provided by the Adviser were satisfactory.

(2)  The Performance of the Fund and the Adviser.

The Trustees considered the investment experience of the Adviser. The Trustees considered the performance of the Fund. The Trustees considered the detailed report they had received from Morningstar in evaluating the performance of the Fund relative to its peer groups and considered the Fund's performance over the longer and shorter term periods.

(3)  Cost of Services Provided and Profits Realized by the Adviser.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to the Fund, the Board's analysis of the Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group as determined by Morningstar. The Board noted that the Fund's net expense ratio was generally in line with those of its peer group. The Board also noted the Adviser's agreement to limit the total expenses of the Fund. The Board also noted that the Sub-Adviser's fees are paid entirely by the Adviser so that no additional expenses are borne by shareholders for the engagement of the Sub-Adviser.

(4)  The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory fee level reflects these economies of scale for the benefit of shareholders.

(5)  Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
15

Board Considerations Regarding Investment Management and Sub-Advisory Agreements
(Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not interested persons" of the Trust ("Independent Trustees"), unanimously approved the Sub-Advisory Agreement between the Adviser and Smith Asset Management Group, L.P. Corp. ("Sub-Adviser") at a meeting held on September 14, 2010.

In determining whether to approve the Sub-Advisory Agreement, the Board exercised its business judgment and considered information about the Sub-Adviser and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Sub-Advisory Agreement.

(1)  The Nature, Extent and Quality of Services Provided by the Sub-Adviser.

The Board considered the scope and quality of services provided by the Sub-Adviser, particularly the qualifications, experience and capabilities of the portfolio managers of the Fund and other personnel responsible for providing services to the Fund and the resources made available to such personnel. The Trustees noted that, in addition to managing the investment program of the Fund, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered compliance with legal and regulatory requirements. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services provided by the Sub-Adviser were satisfactory.

(2)  The Performance of the Fund and the Adviser and Sub-Adviser.

The Trustees considered the performance of the Fund as well as the Sub-Adviser's investment performance for other comparable funds and accounts. The Board considered the Fund's underperformance versus the benchmark indices for the 1- and 3-year periods. The Board also considered that the Sub-Adviser had consistently implemented its investment philosophy and that over the long-term, the investment philosophy had historically produced value for shareholders. The Board would consider the attribution analysis to be prepared by the Adviser.

(3)  Cost of Services Provided and Profits Realized by the Sub-Adviser.

The Board considered the Fund's advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of the Fund's peer group based on data compiled by Morningstar as of July 31, 2010. The information provided to the Board showed that while the Fund's overall gross expense ratio was higher than the peer group median, the Fund's net expense ratio was lower than the median and the Fund ranked in the 1st, or least expensive, quartile of its peer group. The Board also considered the Fund's sub-advisory fee rates as compared to fees charged by the Sub-Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that generally, the mix of services provided and the level of responsibility required under the Sub-Advisory Agreement are greater as compared to the Sub-Adviser's obligations for managing the other accounts and that the advisory fees for the other accounts reflect significantly different competitive forces than those in the mutual fund marketplace. The Board also noted that the Sub-Adviser's fees are paid entirely by the Adviser so that no additional expenses are borne by shareholders for the engagement of the Sub-Adviser. The Trustees concluded that the Sub-Adviser's fees and profits derived from its relationship with the Fund were reasonable in relation to the nature and quality of services provided.

(4)  The Extent to Which Economies of Scale Will be Realized as the Fund Grows and Whether Fee Levels Reflect Those Economies of Scale.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

(5)  Ancillary Benefits and Other Factors.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between the Adviser and the Sub-Adviser which, subject to applicable law and fiduciary duties, could in certain circumstances, allow the Adviser to receive compensation from the Sub-Adviser in the event a Fund is reorganized out of the Trust. The Board concluded that sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Sub-Advisory Agreement were fair and reasonable with respect to the services that the Sub-Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
16

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:*

Amy Duling Year of Birth: 1967	Chairman and Trustee	Since June 2006	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer; Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006); Turner Investment Partners, National Account Director (1999-2004).	15	None

Independent Trustees:

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer.	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President; Comprehensive Oncology Care, LLC, President (1999-2008).	15	Advaxis, Inc.

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswinds Investments, LLC, Partner and Chief Executive Officer (2009); Cowen Asset Management, LLC, Chairman & Chief Executive Officer (2006-2009); Essex Investment Management, Co., Chief Executive Officer (2006 and prior).	15	None

*  Ms. Duling is an "interested person" under the 1940 Act because she is employed as Managing Partner of DundeeWealth US, LP.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
17

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Moran Year of Birth: 1961	President	Since October 2006	DundeeWealth US, LP, Managing Partner; Constellation Investment Management Company, President (2005-2006); Turner Investment Partners, Director of Intermediary & Mutual Fund Distribution (1997-2005).

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010; BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007).

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP, Director of Finance and Administration; Constellation Investment Management Company, Chief Financial Officer (2004-2006); SEI Investments, Account Director (2001-2004), Director of Fund Accounting (1999-2001).

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services LLC, Director/Chief Compliance Officer since 2010; Hanlon Investment Management, Chief Compliance Officer (2009-2010); Morgan Stanley Investment Management, Vice President, Compliance (2004-2009 and Vice President, Operations (2000-2004).

Smith Group Large Cap Core Growth Fund 2010 Annual Report
18

Additional Fund Information

September 30, 2010
(Unaudited)

Briggs, Bunting & Dougherty, LLP ("BBD") was replaced as the independent registered public accounting firm to the Trust effective upon the completion of services related to the audit for the Trust's 2009 fiscal year. The Trust's Audit Committee participated in, and approved, the decision to change auditors. BBD's reports on the Trust's financial statements for the fiscal years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 24, 2009, (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 10, 2009, the Trust by action of its Board of Trustees upon the recommendation of the Trust's Audit Committee engaged PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to audit the Trust's financial statements for the fiscal year ending September 30, 2010. During the Trust's fiscal years ended September 30, 2009 and September 30, 2008 and through November 10, 2009, neither the Trust, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2010, 0.11% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2010, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2010, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund's Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund's website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2010 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund's complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
19

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

Smith Group Large Cap Core Growth Fund 2010 Annual Report
20

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

Smith Group Large Cap Core Growth Fund 2010 Annual Report
21

Item 2. Code of Ethics.

(a)          The registrant, as of the end of the period covered by this report, has adopted a Code of Ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Trustees has determined that Dr. James Patton and Gary Shugrue are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)          The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $148,500 for 2010 and $108,000 for 2009.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $33,750 for 2010 and $15,750 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

(e)(1)                    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant.  The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to DundeeWealth US, LP.

(e)(2)                    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)            The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $76,125 for 2010 and $0 for 2009.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                               Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	DundeeWealth Funds

By (Signature and Title)*	/s/ Peter Moran
Peter Moran, President
(principal executive officer)

Date	January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Moran
Peter Moran, President
(principal executive officer)

Date	January 6, 2011

By (Signature and Title)*	/s/ John Leven
John Leven, Treasurer
(principal financial officer)

Date	January 6, 2011

* Print the name and title of each signing officer under his or her signature.